              As filed with the Securities and Exchange Commission
                                on March 2, 1999


                            Registration No. 33-56654

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.                                [ ]
                                  ----
     Post-Effective Amendment No.  10                           [X]
                                  ----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  19                                          [X]
                   ----


                        (Check appropriate box or boxes)

             Separate Account I of Integrity Life Insurance Company
                           (Exact Name of Registrant)

                        Integrity Life Insurance Company
                               (Name of Depositor)

                  515 West Market Street, Louisville, KY 40202
         (Address of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code (502) 582-7900


                                 Kevin L. Howard
                        Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky 40202
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.


It is proposed that this filing will become effective (check appropriate box)

      /  /  immediately upon filing pursuant to paragraph (b) of Rule 485


      /  /  on May 1, 1998 pursuant to paragraph (b) of Rule 485


     /  /   60 days after filing pursuant to paragraph (a)(1) of Rule 485


    / X /   on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485



If appropriate, check the following box:

     /  /   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus



                                 GRANDMASTER III
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                   issued by INTEGRITY LIFE INSURANCE COMPANY



This prospectus describes a flexible premium variable annuity offered by Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc. The contracts offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. You may allocate contributions to the various investment divisions of our Separate Account I (VARIABLE ACCOUNT OPTIONS, or individually, OPTION) or to our Fixed Accounts, or both.



Contributions you make to the Variable Account Options are invested in shares of corresponding Portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the PORTFOLIO OR PORTFOLIOS). The Portfolios are part of the Fidelity Investments(R) group of companies. The values allocated to the Options reflect the investment performance of the Portfolios. The prospectus for the Portfolios describes each one's investment objectives, policies and risks. The thirteen Variable Account Options invest in the following Portfolios:




-     VIP Money Market Portfolio
-     VIP High Income Portfolio
-     VIP Equity-Income Portfolio
-     VIP Growth Portfolio
-     VIP Overseas Portfolio
-     VIP III Balanced Portfolio
-     VIP III Growth & Income Portfolio
-     VIP II Investment Grade Bond Portfolio
-     VIP II Asset Manager Portfolio
-     VIP II Index 500 Portfolio
-     VIP II Contrafund Portfolio
-     VIP II Asset Manager: Growth Portfolio
-     VIP III Growth Opportunities Portfolio



We also offer Guaranteed Rate Options (GROS) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you contribute to a GRO grows at a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may apply, which may invade principal. The money you contribute to the STO grows at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.



This prospectus contains information about the contracts that you should know before you invest. Read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current prospectus for the Portfolios, which you should also read.



For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, KY 40201-0074. The express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202. You may also call the following toll-free number: 1-800-325-8583.



A registration statement relating to the contracts, which includes a Statement of Additional Information dated May 1, 1999, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in the Appendix to this prospectus.




* NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR THIS STATE.



THESE SECURITIES HAVEN'T BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SEC MAINTAINS A WEB SITE, WWW.SEC.GOV, THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION AS WELL AS ANY MATERIAL INCORPORATED BY REFERENCE RELATING TO THIS PROSPECTUS.



THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



The date of this Prospectus is May 1, 1999.

                                TABLE OF CONTENTS



                                                                            PAGE
PART 1 - SUMMARY

Your Variable Annuity Contract.............................................
Your Benefits..............................................................
How Your Contract is Taxed.................................................
Your Contributions.........................................................
Your Investment Options....................................................
Variable Account Options...................................................
Account Value, Adjusted Account Value and Cash Value ......................
Transfers..................................................................
Charges and Fees...........................................................
Withdrawals................................................................
Your Initial Right to Revoke...............................................
Risk/Return Summary: Investments and Risks.................................
Year 2000..................................................................
Glossary...................................................................
Table of Annual Fees and Expenses..........................................
Examples...................................................................

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company...........................................
The Separate Account and the Variable Account Options......................
Assets of Our Separate Account.............................................
Changes In How We Operate..................................................

PART 3 - YOUR INVESTMENT OPTIONS

The Portfolios ............................................................
      The Portfolios' Investment Adviser...................................
      Investment Objectives of the Portfolios..............................
Fixed Accounts.............................................................
      Guaranteed Rate Options..............................................
         Renewals of GRO Accounts..........................................
         Market Value Adjustments..........................................
      Systematic Transfer Option...........................................

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges...................................................
Annual Administrative Charge...............................................
Reduction or Elimination of Separate Account or Administrative Charges.....
Portfolio Charges..........................................................
State Premium Tax Deduction................................................
Contingent Withdrawal Charge...............................................
Reduction or Elimination of the Contingent Withdrawal Charge...............
Transfer Charge............................................................
Hardship Waiver............................................................
Tax Reserve................................................................

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract..........................................
Your Account Value.........................................................
Your Purchase of Units in Our Separate Account.............................
How We Determine Unit Value................................................
Transfers..................................................................
Withdrawals................................................................



Assignments
Death Benefits and Similar Benefit Distributions...........................
Annuity Benefits...........................................................
Annuities..................................................................
Annuity Payments...........................................................
Timing of Payment..........................................................
How You Make Requests and Give Instructions................................

PART 6 - VOTING RIGHTS

Voting Rights..............................................................
How We Determine Your Voting Shares........................................
How Portfolio Shares Are Voted.............................................
Separate Account Voting Rights.............................................

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction...............................................................
Tax Status of Integrity....................................................
Your Contract is an Annuity................................................
Taxation of Annuities Generally............................................
Distribution-at-Death Rules................................................
Diversification Standards..................................................
Tax-Favored Retirement Programs............................................
Federal and State Income Tax Withholding...................................
Impact of Taxes to Integrity...............................................
Transfers Among Investment Options.........................................

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals.....................................................
Income Plus Withdrawal Program.............................................
Dollar Cost Averaging......................................................
Systematic Transfer Program................................................
Customized Asset Rebalancing...............................................
Callan Asset Allocation and Rebalancing Program............................
Systematic Contributions...................................................
Performance Information....................................................

PART 9 - PRIOR CONTRACTS

Prior Contracts............................................................
Death Benefit Information for Contracts Issued Before January 1, 1997......
Reduction in Charges.......................................................
Contingent Withdrawal Charge...............................................

APPENDIX A  -  FINANCIAL INFORMATION.......................................
APPENDIX B  -  ILLUSTRATION OF A MARKET VALUE ADJUSTMENT...................
APPENDIX C  -  SAI TABLE OF CONTENTS.......................................




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PART 1 - SUMMARY



YOUR VARIABLE ANNUITY CONTRACT



In this prospectus, "WE," "OUR" and "US" mean Integrity Life Insurance Company (INTEGRITY), a subsidiary of ARM Financial Group, Inc. (ARM). The terms "YOU" and "YOUR" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant doesn't own the contract, all of the rights under the contract belong to the Owner until annuity payments begin. If a Joint Owner is named, the Owners share the contract rights. Contract changes or any transactions allowed under the Contract require both Owners' signatures. The rules governing distribution at death apply when the first Owner dies. See Part 7, "Distribution-at-Death Rules."



You can invest for retirement by buying a GrandMaster III contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as it is above the minimum required contribution, discussed below.



The latest your endowment or "retirement date" can be is your 98th birthday, unless your state law requires it to be a different date, or unless you specify an earlier date.



YOUR BENEFITS



Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.



Your benefits under a contract may be controlled by the usual rules for taxation of annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules. See Part 7, "Tax Aspects of the Contracts" and the Statement of Additional Information for detailed information.



HOW YOUR CONTRACT IS TAXED



Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal.



YOUR CONTRIBUTIONS



Your minimum initial contribution is $1,000 ($3,000 in Pennsylvania and South Carolina). Contributions after your first one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See "Contributions Under Your Contract" in Part 5.



YOUR INVESTMENT OPTIONS



You may have your contributions placed in the Variable Account Options or the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and the Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."



The Variable Account Options invest in shares of investment portfolios of mutual funds. Each investment portfolio is referred to as a PORTFOLIO. The investment goal of each Variable Account Option and its corresponding Portfolio is the same. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in GROWTH Portfolios. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of the Portfolios, see the Portfolios' prospectus and Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE



Your ACCOUNT VALUE consists of the value of your Fixed Account added to the value of your Variable Account Options. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your CASH VALUE is equal to your Adjusted Account Value, minus any contingent withdrawal charge and minus the pro rata portion of the annual administrative charge, if it applies. See "Charges and Fees" below.



TRANSFERS



You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these in
Part 5, "Transfers." Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing Program, or (iv) to transfer your STO contributions. All of these programs are discussed in Part 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer after the first twelve.



CHARGES AND FEES



If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account.



A daily charge at an annual rate of 1.35% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than this. For more information, see Part 4, "Deductions and Charges."



Investment advisory fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Fidelity Management and Research Company receives investment management fees from the Portfolios based on the average net assets of each Portfolio. Advisory fees can't be increased without the consent of Portfolio shareholders. See "Table of Annual Fees and Expenses" below and "The Portfolios' Investment Adviser" in Part 3.



WITHDRAWALS



You may make any number of withdrawals from your contract as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 10% of your Account Value each year with no withdrawal charges. After the first 10%, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See "Contingent Withdrawal Charge" in Part 4.



YOUR INITIAL RIGHT TO REVOKE



You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Option from the date you purchased it until the date we receive your cancelled contract, including any charges deducted. If your state requires, we'll return all of your contributions without any adjustment. We'll return the amount of any contribution to the Guaranteed Rate Options upon cancellation.



RISK/RETURN SUMMARY: INVESTMENTS AND RISKS



VARIABLE ANNUITY INVESTMENT GOALS



The investment goals of the GrandMaster III Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS



An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.



For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus of the corresponding Portfolio.



YEAR 2000



Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. Integrity is evaluating, on an ongoing basis, its computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.



GLOSSARY



ACCOUNT VALUE - the value of your contract, which consists of the values of your Investment Options added together.



ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.



ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.



ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.



ARM - ARM Financial Group, Inc.



CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.



CONTRACT - your variable annuity contract.



ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.



FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.



GRO - Guaranteed Rate Option, which offer durations of three, five, seven and ten years and lock in a fixed annual effective interest rate.



GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.



GUARANTEE PERIOD - the duration of your GRO Account.



GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.



MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account if you make an early withdrawal or early transfer.



MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges) accumulated at 3% interest annually, less company charges.



OWNER ("You," "Your") - the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.



PORTFOLIO - an investment portfolio of a mutual fund in which Separate Account II invests its assets.



RETIREMENT DATE - All annuity benefits under your contract are calculated as of your Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.



STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.



UNIT - a measure of your ownership interest in the contract.



UNIT VALUE - the value of each unit calculated on any Valuation Date.



VALUATION DATE - The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.



VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Portfolios. The value of your contract will reflect the investment performance of the Variable Account Options you choose.



WE, OUR AND US - Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.



TABLE OF ANNUAL FEES AND EXPENSES



Contract Owner Transaction Expenses
-----------------------------------
      Sales Load on Purchases .....................................      $    0
      Deferred Sales Load (as a percentage of contributions) (1)...  8% Maximum
      Exchange Fee (2) ............................................      $    0

Administrative Charge
---------------------
      Annual Administrative Charge* ...............................      $   30



* This charge applies only if the account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Annual Administrative Charge" in Part 4



Separate Account Annual Expenses
(as a percentage of average account value) (3)
----------------------------------------------
      Mortality and Expense Risk Fees .............................        1.20%
      Administrative Expenses .....................................         .15%
      Total Separate Account Annual Expenses ......................        1.35%



Portfolio Annual Expenses After Reimbursement
(as a percentage of average net assets)
---------------------------------------


                                            Management     Other    Total Annual
Portfolio                                      Fees      Expenses     Expenses
---------                                      ----      --------     --------
 VIP Money Market.........................     .20%        .10%        .30%
 VIP High Income..........................     .58%        .12%        .70%
 VIP Equity-Income........................     .49%        .08%        .57% (4)
 VIP Growth...............................     .59%        .07%        .66% (4)
 VIP Overseas.............................     .74%        .15%        .89% (4)
 VIP II Investment Grade Bond.............     .43%        .14%        .57%
 VIP II Asset Manager.....................     .54%        .09%        .63% (4)
 VIP II Index 500.........................     .24%        .11%        .35% (5)
 VIP II Contrafund........................     .59%        .07%        .66% (4)
 VIP II Asset Manager: Growth.............      .59%       .13%        .72% (4)
 VIP III Balanced.........................     .44%        .14%        .58% (4)
 VIP III Growth Opportunities.............     .59%        .11%        .70% (4)
 VIP III Growth & Income..................     .49%        .11%        .60% (4)


----------


(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You have a free withdrawal of up to 10% of the Account Value in any contract year or the investment gain under the contract during the previous contract year, whichever is greater, minus withdrawals during the current contract year.



(2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.



(3)  See "Deductions and Charges - Separate Account Charges" in Part 4.



(4) Part of the brokerage commissions that certain Portfolios pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for VIP Equity-Income Portfolio, .68% for VIP Growth Portfolio, .91% for VIP Overseas Portfolio, .64% for VIP II Asset Manager Portfolio, .70% for VIP II Contrafund Portfolio, .73% for VIP II Asset Manager:
Growth Portfolio, .58% for VIP III Balanced Portfolio, .71% for VIP III Growth Opportunities Portfolio, and .61% for VIP III Growth and Income Portfolio.



(5) The investment adviser agreed to reimburse part of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the Fund's total expenses would have been .28%, .11%, and .39%, respectively.

EXAMPLES



The examples below show the expenses that the Annuitant would be charged for each $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.



EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN:




Portfolio                            1 Year     3 Years    5 Years    10 Years
---------                            ------     -------    -------    --------
VIP Money Market ...............    $  97.66    $ 114.61   $ 133.86   $ 203.09
VIP High Income ................    $ 101.76    $ 127.03   $ 154.77   $ 245.84
VIP Equity-Income ..............    $ 100.53    $ 123.32   $ 148.53   $ 233.20
VIP Growth .....................    $ 101.55    $ 126.41   $ 153.73   $ 243.75
VIP Overseas ...................    $ 103.91    $ 133.51   $ 165.60   $ 267.61
VIP II Investment Grade Bond ...    $ 100.42    $ 123.01   $ 148.01   $ 232.14
VIP II Asset Manager ...........    $ 102.17    $ 128.27   $ 156.84   $ 250.03
VIP II Index 500 ...............    $  98.17    $ 116.17   $ 136.49   $ 208.53
VIP II Contrafund ..............    $ 101.76    $ 127.03   $ 154.77   $ 245.84
VIP II Asset Manager: Growth ...    $ 102.06    $ 127.96   $ 156.32   $ 248.98
VIP III Balanced ...............    $ 100.63    $ 123.63   $ 149.06   $ 234.26
VIP III Growth Opportunities ...    $ 101.86    $ 127.34   $ 155.29   $ 246.89
VIP III Growth & Income ........    $ 100.83    $ 124.25   $ 150.10   $ 236.37




EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN:



Portfolio                            1 Year   3 Years    5 Years   10 Years
---------                            ------   -------    -------   --------
VIP Money Market ...............    $ 17.66   $ 54.61   $  93.86   $ 203.09
VIP High Income ................    $ 21.76   $ 67.03   $ 114.77   $ 245.84
VIP Equity-Income ..............    $ 20.53   $ 63.32   $ 108.53   $ 233.20
VIP Growth .....................    $ 21.55   $ 66.41   $ 113.73   $ 243.75
VIP Overseas ...................    $ 23.91   $ 73.51   $ 125.60   $ 267.61
VIP II Investment Grade Bond ...    $ 20.42   $ 63.01   $ 108.01   $ 232.14
VIP II Asset Manager ...........    $ 21.14   $ 65.17   $ 111.66   $ 239.54
VIP II Index 500 ...............    $ 18.17   $ 56.17   $  96.49   $ 208.53
VIP II Contrafund ..............    $ 21.76   $ 67.03   $ 114.77   $ 245.84
VIP II Asset Manager: Growth ...    $ 22.06   $ 67.96   $ 116.32   $ 248.98
VIP III Balanced ...............    $ 20.63   $ 63.63   $ 109.06   $ 234.26
VIP III Growth Opportunities ...    $ 21.86   $ 67.34   $ 115.29   $ 246.89
VIP III Growth & Income ........    $ 20.83   $ 64.25   $ 110.10   $ 236.37



These examples assume that all of the fixed charges of the Separate Account and of the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.



The table and examples above are to help you understand the various costs and expenses that apply to your contract. These tables show expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.



CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNT IS PROVIDED IN APPENDIX A.

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT



INTEGRITY LIFE INSURANCE COMPANY



Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 45 states and the District of Columbia. We sell flexible premium annuities with underlying investment options other than the Portfolios, fixed single premium annuities, and flexible premium annuities offering both traditional fixed guaranteed interest rates and fixed equity indexed options. We also provide administrative and investment support for products designed, underwritten and sold by other companies.


Integrity is a subsidiary of ARM Financial Group, Inc., which specializes providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1998, ARM had $9.9 billion of assets under management.


THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS



The Separate Account is established and maintained under the insurance laws of the State of Ohio. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940
ACT). A unit investment trust is a type of investment company. SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Options from time to time. The Variable Account Options currently available to you are listed in Part 3, "Your Investment Options." Prior to September 3, 1991, the Portfolios invested in shares of corresponding portfolios of Prism Investment Trust.



ASSETS OF OUR SEPARATE ACCOUNT



Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.


Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account.



CHANGES IN HOW WE OPERATE



We can change how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:



 - add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
 -  register or end the registration of the Separate Account under the 1940 Act;
 - operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
 - restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;
 - cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios;

 - operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.



PART 3 - YOUR INVESTMENT OPTIONS



THE PORTFOLIOS



Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.



Each of the Portfolios is an open-end diversified management investment company registered with the SEC.



The Portfolios serve as investment vehicles for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios currently are available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with Fidelity Management or Integrity. The Board of Trustees of each of the Portfolios is responsible for monitoring the Fund for any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Portfolio and determining what action, if any, should be taken in response. If we believe that a Portfolio's response to any of those events doesn't adequately protect our contract owners, we'll see to it that appropriate and available action is taken. See "The Fund and the Fidelity Organization" in the Portfolios' prospectus for a further discussion of the risks associated with the offering of shares to our Separate Account and the separate accounts of other insurance companies.



THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company (FIDELITY MANAGEMENT) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Bankers Trust Company ("BT") is the VIP II Index 500 Portfolio's sub-adviser. BT, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.




                           VIP MONEY MARKET PORTFOLIO



VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.



                            VIP HIGH INCOME PORTFOLIO



VIP High Income Portfolio seeks a high current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities. In view of the types of securities in which this Portfolio invests, you should read the complete risk disclosure for this Portfolio in its prospectus before investing in it.



                           VIP EQUITY-INCOME PORTFOLIO



VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

                              VIP GROWTH PORTFOLIO



VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for have a strong industry market position. The stocks of these companies are often called "growth" stocks.



                             VIP OVERSEAS PORTFOLIO



VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.



                     VIP II INVESTMENT GRADE BOND PORTFOLIO



VIP II Investment Grade Bond Portfolio seeks as high a level of current income while preserving capital by investing in a broad range of investment-grade fixed-income securities.



                         VIP II ASSET MANAGER PORTFOLIO



VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.



                           VIP II INDEX 500 PORTFOLIO



VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.



                           VIP II CONTRAFUND PORTFOLIO



VIP II Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.



                     VIP II ASSET MANAGER: GROWTH PORTFOLIO



VIP II Asset Manager: Growth Portfolio is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:




                              RANGE           NEUTRAL MIX
                              -----           -----------

    Stock Class               50-100%              70%
    Bond Class                  0-50%              25%
    Short-Term/
    Money Market Class          0-50%               5%


                     VIP III GROWTH OPPORTUNITIES PORTFOLIO



VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.



                           VIP III BALANCED PORTFOLIO



VIP III Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.



                        VIP III GROWTH & INCOME PORTFOLIO



VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.



FIXED ACCOUNTS



FOR VARIOUS LEGAL REASONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO FIXED ACCOUNTS HAVEN'T BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), OR THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER THESE CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.



GUARANTEED RATE OPTIONS



We offer GROs with durations of three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select (your GRO ACCOUNT). The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.



The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.



We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE MADE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO.



You can get our current Guaranteed Interest Rates by calling our Administrative Office.



The ten-year GRO isn't available in Oregon.



ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.



RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.



The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You can't choose, and we won't renew a GRO Account that expires after your Retirement Date.



MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. A Market Value Adjustment will be made for each transaction made from a GRO Account other than your free withdrawals or those made within 30 days before the expiration of the Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account plus 3% interest, compounded annually, less previous withdrawals and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis. Withdrawal charges and the administrative expense charge could take away part of your principal.



The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.



The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:


                               N/12                  N/12
    MVA =  GRO Value x [(1 + A)     / (1 + B + .0025)     - 1],  where



    A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,



    B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.



    N is the number of whole months remaining in your GRO Account.



For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.





If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.



For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION



We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions within the STO Account at the time the rate is declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part 8 for details. This option may not be available in some states.



PART 4 - DEDUCTIONS AND CHARGES



SEPARATE ACCOUNT CHARGES



Integrity deducts a daily expense amount from the unit value an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent.



Of the 1.35% total charge, .15% of the value of each Variable Account Option is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining 1.20% is deducted for Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and Integrity will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total 1.20% effective annual risk charge can't be increased.



Integrity may realize a gain from these daily charges if they aren't needed to meet the actual expenses incurred.



ANNUAL ADMINISTRATIVE CHARGE



If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted pro-rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options will reduce the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, or termination of a contract during a contract year.



REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES



We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if it saves us expenses. We may do this based on the size and type of the group and the amount of the contributions.



We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.



PORTFOLIO CHARGES



The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without the approval of the shareholders.

STATE PREMIUM TAX DEDUCTION



Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for an annuity benefit. State premium taxes currently range up to 4%.



CONTINGENT WITHDRAWAL CHARGE



We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal- that is, the number of years that have passed since each contribution was made. The maximum percentage of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years prior to your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't considered a withdrawal. For partial withdrawals, the total amount deducted from your Account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charge and administrative expense charge that apply, so that the net amount you receive will be the amount you requested.



You may take up to 10% of your account value (less any earlier withdrawal in the same year) each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59-1/2, federal tax penalties may apply.




                      CONTRIBUTION YEAR IN WHICH                                     CHARGE AS A % OF THE
                      WITHDRAWN CONTRIBUTION WAS MADE                                CONTRIBUTION WITHDRAWN
                      -------------------------------                                ----------------------

                              Current..............................................           8%
                              First Prior..........................................           7
                              Second Prior.........................................           6
                              Third Prior..........................................           5
                              Fourth Prior.........................................           4
                              Fifth Prior..........................................           3
                              Sixth Prior .........................................           2
                              Seventh Prior and Earlier............................           0




We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from Integrity either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.



Unless you tell us otherwise, we will make withdrawals (including any applicable charges) from the Investment Options in the same proportion that you contributed to them. For example, if you have your contributions put into four different Investment Options, your withdrawal will be taken in equal quarters from each Account. You must withdraw at least $300. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance.



REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE



We can reduce or eliminate the contingent withdrawal charge individuals or a group of individuals it saves us expenses. We may do this based on the size and type of the group and the amount of the contribution or whether there is some relationship with Integrity. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts issued by Integrity, or making transfers of amounts held under qualified plans sponsored by Integrity or an affiliate. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE



If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Asset Allocation and Rebalancing, or (iv) systematic transfers from the STO, nor so these transfers count toward the twelve free transfers you may make in a contract year.



HARDSHIP WAIVER



We can waive withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition which would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all.



TAX RESERVE



We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.



PART 5 - TERMS OF YOUR VARIABLE ANNUITY



CONTRIBUTIONS UNDER YOUR CONTRACT



You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 in Pennsylvania and South Carolina). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.



We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.



Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED it (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.



You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change you want to make, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transfer. See "Transfers" in Part 5.



YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions made to the Variable Account Options isn't guaranteed. The value of your contributions made to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.



YOUR PURCHASE OF UNITS IN OUR SEPARATE ACCOUNT



Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.



The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the its expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, won't vary because of changes in unit values. Units of a Variable Account Option are purchased when you make new contributions or transfer contributions you made to a different Option into that Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.



HOW WE DETERMINE UNIT VALUE



We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.



The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:



  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.



  - Next, we add any dividends or capital gains distributions by the Portfolio on that day.



  - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.



  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).



  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.



Generally, this means that we adjust unit values to reflect what happens to the Portfolio, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS



You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Transfers you make from a GRO Account, except within 30 days before your GRO Account expires, are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.



The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing Program or systematic transfer programs, described in Part 8. Once annuity payments begin, transfers aren't permitted.



You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you have established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information. We aren't responsible for any fraudulent telephone transfers that we believed to be genuine in accordance with these procedures. You bear the risk of loss if unauthorized persons make transfers on your behalf.



A transfer request is effective as of the Business Day our Administrative Office receives it. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call. Transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.



Transfer requests submitted by agents or market timing services that represent multiple policies will be processed no later than the next Business Day after our Administrative Office receives the requests.



WITHDRAWALS



You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Accounts in the same proportions as you contributed it to them. For example, if your contributions are divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than your free withdrawals. The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.



When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59-1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See "Tax Aspects of the Contracts" in Part 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.



ASSIGNMENTS



If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and our Administrative Office has received it.



DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS



We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the Contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.



For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the death benefit is the highest of:



     a) the contract account value at the end of the business day when we receive proof of death;
     b)   the total of all contributions; and
     c) the highest contract account value on any contract anniversary which occurred before the Annuitant's 81st birthday and before the Annuitant's death, plus any subsequent contributions;



each reduced on a pro rata basis for prior withdrawals (after being adjusted for any applicable market value adjustments and/or charges). We'll determine the amount of the reduction by dividing the amount of the withdrawal by the annuity account value on the transaction date and multiplying this percentage by the then current guaranteed minimum death benefit.



Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.



The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.



The death benefit described above is retroactive to all contracts issued on or after January 1, 1997.



ANNUITY BENEFITS



All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday or earlier, if required by law. Contract terms that apply to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.



Annuity benefits may be a lump sum payment or paid out over time as an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied instead if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.



ANNUITIES



Annuity benefits can provide for fixed or variable payments, which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Separate Account Divisions. For any annuity, the minimum initial payment must be at least $20.



If you haven't already selected a form of annuity, within six months prior to your Retirement Date we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that we're to provide the normal form of annuity, as defined below. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks. However, your Retirement Date can't be extended beyond your 98th birthday or earlier, if required by law. You'll receive a lump sum benefit if you don't make an election by then.



We currently offer the following types of annuities:



The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.



A PERIOD CERTAIN ANNUITY provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. If the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.




A PERIOD CERTAIN LIFE ANNUITY provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You can't change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee. That payee can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.



A LIFE INCOME ANNUITY provides fixed payments for the life of the payee or for the lives of the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity can't be changed or redeemed for a lump sum payment by the Annuitant or any payee.



ANNUITY PAYMENTS



Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our annuity rates then in effect would yield a larger payment, those rates will apply instead of the tables.



Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected can't be changed after annuity payments begin. The Statement of Additional Information (SAI) has more information about the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period that includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."



If the age or sex of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT



We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after we receive the required form at our Administrative Office. We can defer our action, however, for any period during which



(1)  the New York Stock Exchange has been closed or trading on it is restricted;



(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or



(3) the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account. We can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.



HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS



When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which you can get from our Administrative Office.



PART 6 - VOTING RIGHTS



VOTING RIGHTS



Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Portfolios' Boards of Directors, to ratify the selection of independent auditors for the Portfolios, and on any other matters described in the Portfolios' current prospectus or requiring a vote by shareholders under the 1940 Act.



Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.



If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we aren't responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict Owner voting, we may do so.



HOW WE DETERMINE YOUR VOTING SHARES



You vote only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Portfolios' Boards for the shareholders' meeting. We count fractional shares. The record date for this purpose can't be more than 60 days before the shareholders' meeting. After annuity payments have begun, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED



All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its Owners.



SEPARATE ACCOUNT VOTING RIGHTS



Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.



PART 7 - TAX ASPECTS OF THE CONTRACTS



INTRODUCTION



The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.



The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to the particular circumstances, any one considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.



TAX STATUS OF INTEGRITY



Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from Integrity and their operations form a part of Integrity, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to Integrity. Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.



YOUR CONTRACT IS AN ANNUITY



Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may buy the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may buy the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded in taxable income at distribution).



This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under the federal tax law.



TAXATION OF ANNUITIES GENERALLY



Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive those amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.



You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn't taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.



If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion Ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.



We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.




The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:



(1)  on or after the date on which the taxpayer attains age 59-1/2;
(2)  as a result of the Owner's death;
(3) part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
(4)  attributable to the taxpayer becoming disabled within the meaning of Code
     Section 72(m)(7);
(5)  from certain qualified plans (note, however, other penalties may apply);
(6)  under a qualified funding asset (as defined in Section 130(d) of the Code);
(7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
(8)  under an immediate annuity as defined in Code Section 72(u)(4);
(9)  purchase of a first home (distribution up to $10,000);
(10) for certain higher education expenses; or
(11) to cover certain deductible medical expenses.



Please note that items (9), (10) and (11) apply to IRAs only.



Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part 5.

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.



DISTRIBUTION-AT-DEATH RULES



Under section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the Owner died; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the Owner's death. If the beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.



DIVERSIFICATION STANDARDS



Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.



TAX-FAVORED RETIREMENT PROGRAMS



An Owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.



FEDERAL AND STATE INCOME TAX WITHHOLDING



Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.



IMPACT OF TAXES TO INTEGRITY



The contracts allow Integrity to charge the Separate Account for taxes. Integrity can also set up reserves for taxes.



TRANSFERS AMONG INVESTMENT OPTIONS



There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION



SYSTEMATIC WITHDRAWALS



We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina are required to keep a $3,000 minimum account balance. You may also specify an account for direct deposit of your systematic withdrawals. To enroll in our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your Account to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.



Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge and no Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE, AN ADMINISTRATIVE EXPENSE CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contracts."



INCOME PLUS WITHDRAWAL PROGRAM



We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59-1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Part 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:



-         the date you reach age 59-1/2;  or
-         five years from the date of the first distribution.



If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59-1/2 made under the Income Plus Program plus interest.



You can choose the Income Plus Withdrawal Program any time before you reach age 59-1/2. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.



To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals may begin as soon as one Business Day after we receive your form. You may end your participation in the program upon seven Business Day's prior written notice, and we may terminate or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Asset Allocation and Rebalancing Program.



If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN

UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE
WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.



DOLLAR COST AVERAGING



We offer a dollar cost averaging program under which we transfer contributions that you have made to the VIP Money Market Option on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards your twelve free transfers.



To enroll in our dollar cost averaging program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the dollar cost averaging program at any time. If you don't have enough money in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.



SYSTEMATIC TRANSFER PROGRAM



We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis to one or more other Investment Options that you select. We'll transfer your STO contributions in equal installments of not less than $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will be ended. Any money remaining in the STO at the end of the year during which transfers are required to be made will be transferred on a pro rata basis at the end of that year to the Options you have chosen for this program. We won't charge a transfer charge for transfers under our systematic transfer program, and these transfers won't count towards your twelve free transfers.



To enroll in our systematic transfer program, send the appropriate form to our Administrative Office. We can terminate the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.



CUSTOMIZED ASSET REBALANCING



We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among those Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.



Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.



To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.



CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM



We offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.



You may select one of five proposed Asset Allocation Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contributions you are making will initially be allocated among the Options established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.



When you select this program, your account values will be allocated and your variable portfolios will be rebalanced automatically at least annually. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. We won't charge a transfer charge for transfers made under the Asset Allocation and Rebalancing Program. These transfers won't count toward your twelve free transfers.



In each Asset Allocation Rebalancing Model, a part of each contribution is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. If you withdraw or transfer your GRO funds, they may be subject to a Market Value Adjustment that may increase or decrease your account value.



To enroll in the Asset Allocation and Rebalancing Program, complete the appropriate form and send it to our Administrative office. You should be aware that other allocation programs, such as dollar cost averaging, transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five models, you request a transaction that results in a reallocation outside one of the Models, your participation in the Model program automatically ends. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program. We can terminate or change this program in whole or in part, or restrict contributions to the program. This program may not be available in all states.



You may terminate participation in this program upon one day's prior written notice.



SYSTEMATIC CONTRIBUTIONS



We offer a program for systematic contributions that allows you to pre-authorize monthly withdrawals from your checking account for payment to us. To enroll in this program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon 30 days' prior written notice. We may terminate your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.



PERFORMANCE INFORMATION



Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. This performance data is based only the performance of a hypothetical investment in that Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame. It shouldn't be considered as a representation of performance to be achieved in the future.



TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period shown. Total returns also may be shown that don't take into account the contingent withdrawal charge or the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.



CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually seven years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would have produced the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.

Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses or the contingent withdrawal charge that may apply if you withdraw your money at the end of the hypothetical period.



The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in that Option over a specified 30-day period.



For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the Statement of Additional Information.



PART 9 - PRIOR CONTRACTS



DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997



This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:



For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:



     -    your Adjusted Account Value
     - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals
     - for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.


For contracts issued during 1995, the amount of the death benefit is the greatest of:



     -    your Adjusted Account Value
     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals


For contracts issued during 1996, the amount of the death benefit is the greatest of:


     -    your Account Value
     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals


"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.



The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any market value adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.


REDUCTION IN CHARGES


If your contract was issued on or after January 1, 1995, but before January 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.


CONTINGENT WITHDRAWAL CHARGE


For contracts issued before February 15, 1997 (2/27/97 in Washington, 5/30/97 in Pennsylvania, 7/7/97 in Maryland, 10/16/97 in Oregon) the following rules apply even if they are different from other provisions in this prospectus:



There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.



No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contracts. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contracts.



                  CONTRIBUTION YEAR IN WHICH                                CHARGE AS A % OF THE
                  WITHDRAWN CONTRIBUTION WAS MADE                           CONTRIBUTION WITHDRAWN
                  -------------------------------                           ----------------------
                  Current..............................................           7%
                  First Prior..........................................           6
                  Second Prior.........................................           5
                  Third Prior..........................................           4
                  Fourth Prior.........................................           3
                  Fifth Prior..........................................           2
                  Sixth Prior and Earlier..............................           0



We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from Integrity either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.


Withdrawals will be taken from your Accounts in the same proportions as you contributed it to them. For example if your contributions are divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. The minimum withdrawal permitted is $300.

RETIREMENT DATE


For Contracts issued before January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

APPENDIX A



FINANCIAL INFORMATION


The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.


                        UNIT VALUES AND UNITS OUTSTANDING


                                      MONEY          HIGH        EQUITY-                                   INVESTMENT
                                     MARKET        INCOME         INCOME         GROWTH       OVERSEAS          GRADE
                                   DIVISION      DIVISION       DIVISION       DIVISION       DIVISION           BOND
                                   --------      --------       --------       --------       --------       DIVISION
                                                                                                            ---------
          Date of Inception*         $10.00        $10.00         $10.00         $10.00         $10.00        $10.00

           December 31, 1987         $10.18             -          $7.74          $7.51          $8.13        $10.21

             Number of Units          1,952             -         25,560             50          7,250        26,988

           December 31, 1988         $10.75             -          $8.49          $7.48          $8.93        $10.69

             Number of Units          2,062             -          8,962          2,043          2,019        45,789

           December 31, 1989         $11.57             -         $10.41         $10.45         $11.02        $12.20

             Number of Units         43,299             -          8,517          2,284          1,937         4,372

           December 31, 1990         $12.34             -          $9.04         $11.04         $10.16        $12.82

             Number of Units          2,427             -         29,446          2,060          1,779         3,350

           December 31, 1991         $12.90             -         $12.92         $17.96         $12.44        $14.38

             Number of Units          1,422             -          7,198          1,777            945         1,160

           December 31, 1992         $13.22             -         $14.90         $19.36         $10.95        $15.13

             Number of Units         68,139             -        124,911        129,511         35,346        80,734

           December 31, 1993         $13.46        $11.45         $17.38         $22.80         $14.83        $16.57

             Number of Units        346,644       615,289        748,436        444,077        480,406       330,360

           December 31, 1994         $13.84        $11.12         $18.35         $22.49         $14.88        $15.73

             Number of Units      1,363,372       989,407      1,206,683        988,674      1,272,218       454,358

           December 31, 1995         $14.46        $13.23         $24.46         $30.03         $16.10        $18.20

             Number of Units      1,823,146     2,238,450      2,264,897      1,665,857      1,308,440       627,020

           December 31, 1996         $15.03        $14.88         $27.57         $33.98         $17.98        $18.53

             Number of Units      1,839,938     2,871,483      2,977,144      2,311,771      1,792,964       807,207

           December 31, 1997         $15.64        $17.27         $34.85         $41.39         $19.79        $19.93

             Number of Units      2,298,303     3,057,834      3,512,365      2,026,809      2,066,717       834,294

           December 31, 1998         $16.28        $16.30         $38.37         $56.96         $22.01        $21.40

             Number of Units      3,190,762     3,293,280      3,398,759      1,942,238      1,813,403     1,235,812


*The Inception date for the VIP High Income Option was February 19, 1993 and for the VIP II Index 500 Option was March 4, 1993. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The inception date for the VIP II Contrafund Option and the Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

                        UNIT VALUES AND UNITS OUTSTANDING



                                                                             ASSET
                                      ASSET        INDEX      CONTRA-      MANAGER                    GROWTH         GROWTH
                                    MANAGER          500         FUND       GROWTH     BALANCED       INCOME  OPPORTUNITIES
                                   DIVISION     DIVISION     DIVISION     DIVISION     DIVISION     DIVISION       DIVISION
                                   --------     --------     --------     --------     --------     --------       --------
          Date of Inception*         $10.00       $10.00       $10.00       $10.00       $10.00       $10.00         $10.00

           December 31, 1987          $8.00            -            -            -            -            -              -

             Number of Units         29,166            -            -            -            -            -              -

           December 31, 1988          $8.98            -            -            -            -            -              -

             Number of Units         11,300            -            -            -            -            -              -

           December 31, 1989         $11.16            -            -            -            -            -              -

             Number of Units         10,635            -            -            -            -            -              -

           December 31, 1990         $11.02            -            -            -            -            -              -

             Number of Units         12,194            -            -            -            -            -              -

           December 31, 1991         $13.60            -            -            -            -            -              -

             Number of Units          5,272            -            -            -            -            -              -

           December 31, 1992         $15.01            -            -            -            -            -              -

             Number of Units        309,292            -            -            -            -            -              -

           December 31, 1993         $17.92       $10.52            -            -            -            -              -

             Number of Units      1,748,246       98,288            -            -            -            -              -

           December 31, 1994         $16.60       $10.49            -            -            -            -              -

             Number of Units      3,509,145      218,119            -            -            -            -              -

           December 31, 1995         $19.15       $14.20       $13.50       $12.03            -            -              -

             Number of Units      2,973,440      474,834    1,068,907      175,138            -            -              -

           December 31, 1996         $21.65       $17.20       $16.15       $14.23            -            -              -

             Number of Units      2,708,795    1,207,882    2,382,588      479,960            -            -              -

           December 31, 1997         $25.77       $22.51       $19.78       $17.56       $11.33       $12.11         $11.90

             Number of Units      2,687,060    2,028,663    2,782,642      695,464      124,495      412,889        458,320

           December 31, 1998         $29.25       $28.50       $25.36       $20.37       $13.15       $15.48         $14.62

             Number of Units      2,454,761    2,724,340    3,185,222      745,989      300,468    1,438,416      1,094,151


*The Inception date for the VIP High Income Option was February 19, 1993 and for the VIP II Index 500 Option was March 4, 1993. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: VIP Growth Option was February 6, 1995. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

APPENDIX B


ILLUSTRATION OF A MARKET VALUE ADJUSTMENT



                Contribution:                      $50,000.00

                GRO Account duration:     7 Years

                Guaranteed Interest Rate: 5% Annual Effective Rate


The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.



The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.


The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we don't declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.


EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:


A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:


        -0.0551589 = [(1 + .05)48/12 / (1 + .0625 + .0025)48/12] - 1


The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:


        -$3,192.67 = -0.0551589 X $57,881.25



The Market Adjusted Value would be:



        $54,688.58 = $57,881.25 - $3,192.67


A withdrawal charge of 5% would be assessed against the $50,000 original contribution:


        $2,500.00 = $50,000.00 X .05


Thus, the amount payable on a full withdrawal would be:


        $52,188.58 = $57,881.25 - $3,192.67 - $2,500.00


If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:


        $5,788.13 = $57,881.25 X .10


The non-free amount would be:

        $14,211.87 = $20,000.00 - $5,788.13


The Market Value Adjustment, which is only applicable to the non-free amount, would be


        - $783.91 = -0.0551589 X $14,211.87


The withdrawal charge would be:


        $789.25 = [($14,211.87+ $783.91)/(1 - .05)] - ($14,211.87+ 783.91)


Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:


        $21,573.16 = $20,000.00 + $783.91 + $789.25


The ending Account Value would be:


        $36,308.09 = $57,881.25 - $21,573.16


EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:


An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:


        .0290890 = [(1 + .05)48/12 / (1 + .04 + .0025)48/12] - 1


The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:


        $1,683.71 = .0290890 X $57,881.25


The Market Adjusted Value would be:


        $59,564.96 = $57,881.25 + $1,683.71



A withdrawal charge of 5% would be assessed against the $50,000 original contribution:


        $2,500.00 = $50,000.00 X .05


Thus, the amount payable on a full withdrawal would be:


        $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00


If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:


                Free Amount =    $ 5,788.13


        Non-Free Amount =    $14,211.87


The Market Value Adjustment would be:


        $413.41 = .0290890 X $14,211.87


The withdrawal charge would be:

        $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)


Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:


        $20,312.82 = $20,000.00 - $413.41 + $726.23


The ending Account Value would be:


        $37,568.43 = $57,881.25 - $20,312.82


Actual Market Value Adjustments may have more or less impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges.
Account values less than $50,000 will be subject to a $30 annual charge.

APPENDIX C


SAI TABLE OF CONTENTS



Part 1 - Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Annuity Unit Values
Part 5 - Tax-Favored Retirement Programs.........................................................
      Traditional Individual Retirement Annuities................................................
      Roth Individual Retirement Annuities.......................................................
      SIMPLE Individual Retirement Annuities.....................................................
      Tax Sheltered Annuities....................................................................
      Simplified Employee Pensions...............................................................
      Corporate and Self-Employed (H.R. 10 and Keogh) Pension
        and Profit Sharing Plans.................................................................
      Deferred Compensation Plans of State and Local Governments
         and Tax-Exempt Organizations............................................................
      Distributions Under Tax-Favored Retirement Programs........................................



Part 6 - Financial Statements


If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:


Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY 40201-0074
ATTN: Request for SAI of Separate Account I (GrandMaster III)


Name:
     ---------------------------------------
Address:
     ---------------------------------------
City:                  State:    Zip:
     ------------------      ----    -------

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 1999


                                       FOR

                                 GRANDMASTER III

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                      FUNDED THROUGH ITS SEPARATE ACCOUNT I






                                TABLE OF CONTENTS

                                                                                                              Page

Part 1 - Integrity and Custodian.................................................................................
Part 2 - Distribution of the Contracts...........................................................................
Part 3 - Performance Information.................................................................................
Part 4 - Determination of Annuity Unit Values....................................................................
Part 5 - Tax Favored Retirement Programs.........................................................................
     Traditional Individual Retirement Annuities.................................................................
     Roth Individual Retirement Annuities........................................................................
     SIMPLE Individual Retirement Annuities......................................................................
     Tax Sheltered Annuities.....................................................................................
     Simplified Employee Pensions................................................................................
     Corporate and Self-Employed (H.R.10 and Keogh) Pension and Profit Sharing Plans.............................
     Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.....................
     Distributions Under Tax Favored Retirement Programs.........................................................
Part 6 - Financial Statements....................................................................................



This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.


A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN


Integrity Life Insurance Company is an Ohio stock life insurance company that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation that's a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.



ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.




Since 1994, ARM has provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1997 were $19,307,552 and in 1998 were $27,158,002 including services applicable to the Registrant.



Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.



Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A"
(Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.



Under prior management, Integrity was subject to a consent order in the State of Florida that precluded it from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity was able to comply with the investment limitations of the State of Florida. On November 4, 1994, the Florida Department of Insurance granted the request for full relief from the consent order.


PART 2 - DISTRIBUTION OF THE CONTRACTS


ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.


We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. The amount of distribution allowances paid was $7,795,349 for the year ended December 31, 1998, $6,750,503 for the year ended December 31, 1997 and $7,813,058 for the year ended December 31, 1996. Distribution allowances weren't retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.



PART 3 - PERFORMANCE INFORMATION


Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.


TOTAL RETURNS


Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if they would apply. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.


AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula: P(1+T)(n) = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.


CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS


Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or any contingent withdrawal charge. Yields are annualized and stated as a percentage.


CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = {(Base Period Return) + 1)(365/7)} - 1

For the period ending: 12/31/98


RETURNS WITH SURRENDER CHARGES



                                    VARIABLE                         SEC STANDARDIZED
                                    ACCOUNT                      AVERAGE ANNUAL RETURN (1)
                                    INCEPTION      -------------------------------------------------------------------------------
VARIABLE OPTIONS                    DATE (2)              1 YEAR              5 YEAR              10 YEAR         LIFE OF ACCOUNT
----------------                    --------              ------              ------              -------         ---------------

Asset Manager                         9/3/91               6.42%               8.33%                n/a               11.47%
Asset Manager: Growth                 2/8/95               8.91%                n/a                 n/a               19.21%
Balanced                              2/19/97              8.98%                n/a                 n/a               13.37%
Contrafund                            2/8/95              21.15%                n/a                 n/a               26.28%
Equity-Income                         9/3/91               3.05%              16.77%                n/a               16.61%
Growth                                9/3/91              30.54%              19.73%                n/a               18.77%
Growth & Income                       2/14/97             20.77%                n/a                 n/a               23.53%
Growth Opportunities                  2/19/97             15.86%                n/a                 n/a               20.31%
High Income                           2/19/93            -12.69%               6.79%                n/a                8.62%
Index 500                             3/4/93              19.52               21.71%                n/a               19.48%
Investment Grade Bond                 9/3/91                .30%               4.69%                n/a                6.43%
Overseas                              9/3/91               4.16%               7.70%                n/a                8.50%
                                     ---------------------------------------------------------------------------------------------


(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.
(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.
(3) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration.
(4) Italicized returns are calculated from the inception date through year-end.
(5) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

For the period ending: 12/31/98


RETURNS WITHOUT SURRENDER CHARGES (3)                 All figures are unaudited.




                                      CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL RETURN                CALENDAR YEAR RETURN(4)
                         FUND         ---------------------------------------------------------------------------------------------
                      INCEPTION                        LIFE OF                                LIFE OF
VARIABLE OPTIONS       DATE (5) 3 YEAR  5 YEAR  10 YEAR  FUND  1 YEAR  3 YEAR  5 YEAR 10 YEAR   FUND   1993   1994   1995    1996
                      --------- ------  ------  -------------- ------  ------  ------ ------- -------  ----   ----   ----   ------

Asset Manager          9/6/89   52.71%  63.23%   n/a   174.86% 13.50%  15.16%  8.84%   n/a    11.46%  19.50% -7.42%  15.38% 13.04%

Asset Manager: Growth  1/3/95   69.30    n/a     n/a   105.67   15.98  19.18   n/a     n/a     19.80   n/a    n/a     21.49  18.30

Balanced               1/3/95   51.75    n/a     n/a    70.57   16.05  14.92   n/a     n/a     14.31   n/a    n/a     12.40   8.48

Contrafund             1/3/95   87.90    n/a     n/a   158.85   28.23  23.40   n/a     n/a     26.90   n/a    n/a     37.76  19.66

Equity-Income          10/9/86  56.88  120.84   272.76 339.63   10.12  16.20  17.17   14.06    12.87  16.76   5.48    33.27  12.73

Growth                 10/9/86  89.66  149.81   414.42 499.79   37.61  23.78  20.09   17.80    15.78  17.51  -1.16    33.54  13.14

Growth & Income        12/31/96  n/a     n/a     n/a    64.07   27.84   n/a    n/a     n/a     28.11   n/a    n/a     n/a    n/a

Growth Opportunities   1/3/95   83.87    n/a     n/a   140.42   22.93  22.51   n/a     n/a     24.58   n/a    n/a     30.76  16.67

High Income            9/19/85  23.23   42.40   95.04   82.63   -5.62   7.21   7.33    6.91     4.64  18.68  -2.80    18.98  12.48

Index 500              8/27/92 100.78  170.86    n/a   210.26   26.60  26.16  22.05    n/a     19.54   8.77   -.79    35.34  21.15

Investment Grade Bond  12/5/88  17.58   29.21    n/a    65.10    7.38   5.55   5.26    n/a      5.10   9.56  -5.14    15.74   1.78

Overseas               1/28/87  36.70   48.43   128.03 127.29   11.23  10.98   8.22    8.59     7.13  35.21    .48     8.20  11.67
                      ------------------------------------------------------------------------------------------------------------

VARIABLE OPTIONS              1997
----------------              ------

Asset Manager                 19.02%
-------------                 ------
Asset Manager: Growth          23.38
---------------------          -----
Balanced                       20.54
--------                       -----
Contrafund                     22.47
----------                     -----
Equity-Income                  26.38
-------------                  -----
Growth                         21.82
------                         -----
Growth & Income                28.34
---------------                -----
Growth Opportunities           28.20
--------------------           -----
High Income                    16.08
-----------                    -----
Index 500                      30.91
---------                      -----
Investment Grade Bond           7.59
---------------------           ----
Overseas                       10.05
--------                       -----



PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services toat monitor the pNrformance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recobnized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY,

MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.


The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:


The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.


The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/ CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.


The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.


The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index. The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.


Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.


INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

 PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

* .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

* .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same and will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day is considered a valuation period. Days that aren't considered business days are added to the next business day and constitute one valuation period. For example, Saturday, Sunday and Monday are considered to be one valuation period.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments begin. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and get the cash value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.


PART 5 - TAX FAVORED RETIREMENT PROGRAMS


The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES


Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


ROTH INDIVIDUAL RETIREMENT ANNUITIES


Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


SIMPLE INDIVIDUAL RETIREMENT ANNUITIES


Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.


TAX SHELTERED ANNUITIES


Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.


SIMPLIFIED EMPLOYEE PENSIONS


Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.


CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS


Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS


Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.


The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.


Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.


We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.


The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.


PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 1998, and for the periods indicated in the financial statements and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1998 and 1997 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

PROSPECTUS
                                   GRANDMASTER IV
                          FLEXIBLE PREMIUM VARIABLE ANNUITY
                    issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity offered by Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc. The contracts offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. You may allocate contributions to the various investment divisions of our Separate Account I (VARIABLE ACCOUNT OPTIONS, or individually, OPTION) or to our Fixed Accounts, or both. There is no sales load on the contracts.

Contributions you make to the Variable Account Options are invested in shares of corresponding Portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the PORTFOLIOS or PORTFOLIO). The Portfolios are part of the Fidelity Investments-Registered Trademark- group of companies. The values allocated to the Options reflect the investment performance of the Portfolios. The prospectus for the Portfolios describes each one's investment objectives, policies and risks. The fourteen Variable Account Options invest in the following Portfolios:

 -  VIP Money Market Portfolio         -  VIP II Investment Grade Bond Portfolio
 -  VIP High Income Portfolio          -  VIP II Asset Manager Portfolio
 -  VIP Equity-Income Portfolio        -  VIP II Index 500 Portfolio
 -  VIP Growth Portfolio               -  VIP II Contrafund Portfolio
 -  VIP Overseas Portfolio             -  VIP II Asset Manager: Growth Portfolio
 -  VIP III Balanced Portfolio         -  VIP III Growth Opportunities Portfolio
 - VIP III Growth & Income Portfolio   -  VIP III Mid Cap Portfolio

We also offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you contribute to a GRO grows at a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). An annual administrative charge may apply, which may invade principal. The money you contribute to the STO grows at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.

This prospectus contains information about the contracts that you should know before you invest. Read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current prospectus for the Portfolios, which you should also read.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, KY 40201-0074. The express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202. You may also call the following toll-free number: 1-800-325-8583.

A registration statement relating to the contracts, which includes a Statement of Additional Information dated May 1, 1999, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in the Appendix to this prospectus.

* NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR THIS STATE.

THESE SECURITIES HAVEN'T BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SEC MAINTAINS A WEB SITE, WWW.SEC.GOV, THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION AS WELL AS ANY MATERIAL INCORPORATED BY REFERENCE RELATING TO THIS PROSPECTUS.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

The date of this Prospectus is May 1, 1999.

                                 TABLE OF CONTENTS

PART 1 - SUMMARY                                                            PAGE

Your Variable Annuity Contract . . . . . . . . . . . . . . . . . . . . . . . .
Your Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How Your Contract is Taxed . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Investment Options. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Variable Account Options . . . . . . . . . . . . . . . . . . . . . . . . . . .
Account Value, Adjusted Account Value and Cash Value . . . . . . . . . . . . .
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Charges and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Initial Right to Revoke . . . . . . . . . . . . . . . . . . . . . . . . .
Risk/Return Summary: Investments and Risks . . . . . . . . . . . . . . . . . .
Year 2000. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Table of Annual Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . .
Examples . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company . . . . . . . . . . . . . . . . . . . . . . .
The Separate Account and the Variable Account Options. . . . . . . . . . . . .
Assets of Our Separate Account . . . . . . . . . . . . . . . . . . . . . . . .
Changes In How We Operate. . . . . . . . . . . . . . . . . . . . . . . . . . .

PART 3 - YOUR INVESTMENT OPTIONS

The Portfolios . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   The Portfolios' Investment Adviser. . . . . . . . . . . . . . . . . . . . .
   Investment Objectives of the Portfolios . . . . . . . . . . . . . . . . . .
Fixed Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Guaranteed Rate Options. . . . . . . . . . . . . . . . . . . . . . . . . . .
   Renewals of GRO Accounts. . . . . . . . . . . . . . . . . . . . . . . . . .
   Market Value Adjustments. . . . . . . . . . . . . . . . . . . . . . . . . .
  Systematic Transfer Option . . . . . . . . . . . . . . . . . . . . . . . . .

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .
Annual Administrative Charge . . . . . . . . . . . . . . . . . . . . . . . . .
Reduction or Elimination of Separate Account or Administrative Charges . . . .
Portfolio Charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
State Premium Tax Deduction. . . . . . . . . . . . . . . . . . . . . . . . . .
Transfer Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . . . . . .
Reduction or Elimination of Contingent Withdrawal Charge . . . . . . . . . . .
Hardship Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

                                                                            PAGE

Contributions Under Your Contract. . . . . . . . . . . . . . . . . . . . . . .
Your Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Purchase of Units in Our Separate Account . . . . . . . . . . . . . . . .
How We Determine Unit Value. . . . . . . . . . . . . . . . . . . . . . . . . .
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Death Benefits and Similar Benefit Distributions . . . . . . . . . . . . . . .
Annuity Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How You Make Requests and Give Instructions. . . . . . . . . . . . . . . . . .

PART 6 - VOTING RIGHTS

Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
How We Determine Your Voting Shares. . . . . . . . . . . . . . . . . . . . . .
How Portfolio Shares Are Voted . . . . . . . . . . . . . . . . . . . . . . . .
Separate Account Voting Rights . . . . . . . . . . . . . . . . . . . . . . . .

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Tax Status of Integrity. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Your Contract is an Annuity. . . . . . . . . . . . . . . . . . . . . . . . . .
Taxation of Annuities Generally. . . . . . . . . . . . . . . . . . . . . . . .
Distribution-at-Death Rules. . . . . . . . . . . . . . . . . . . . . . . . . .
Diversification Standards. . . . . . . . . . . . . . . . . . . . . . . . . . .
Tax-Favored Retirement Programs. . . . . . . . . . . . . . . . . . . . . . . .
Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . . . .
Impact of Taxes to Integrity . . . . . . . . . . . . . . . . . . . . . . . . .
Transfers Among Investment Options . . . . . . . . . . . . . . . . . . . . . .

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Income Plus Withdrawal Program . . . . . . . . . . . . . . . . . . . . . . . .
Dollar Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Systematic Transfer Program. . . . . . . . . . . . . . . . . . . . . . . . . .
Customized Asset Rebalancing . . . . . . . . . . . . . . . . . . . . . . . . .
Callan Asset Allocation and Rebalancing Program. . . . . . . . . . . . . . . .
Systematic Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .

Appendix A - Financial Information . . . . . . . . . . . . . . . . . . . . . .
Appendix B - Illustration of a Market Value Adjustment . . . . . . . . . . . .
Appendix C - Statement of Additional Information Table of Contents . . . . . .


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PART 1 - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

In this prospectus, "WE," "OUR" and "US" mean Integrity Life Insurance Company (INTEGRITY), a subsidiary of ARM Financial Group, Inc. (ARM). The terms "YOU" and "YOUR" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant doesn't own the contract, all of the rights under the contract belong to the Owner until annuity payments begin. If a Joint Owner is named, the Owners share the contract rights. Contract changes or any transactions allowed under the Contract require both Owners' signatures. The rules governing distribution at death apply when the first Owner dies. See Section 7, "Distribution-at-Death Rules."

You can invest for retirement by buying a GrandMaster IV contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as it is above the minimum required contribution, discussed below.

The latest your endowment or "retirement date" can be is your 98th birthday, unless your state law requires it to be a different date, or unless you specify an earlier date.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.

Your benefits under a contract may be controlled by the usual rules for taxation of annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules. See Part 7, "Tax Aspects of the Contracts" and the Statement of Additional Information for detailed information.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal.

YOUR CONTRIBUTIONS

Your minimum initial contribution is $1,000 ($3,000 in Pennsylvania and South Carolina). Contributions after your first one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See "Contributions Under Your Contract" in Part 5.

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and the Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."


The Variable Account Options invest in shares of investment portfolios of mutual funds. Each investment portfolio is referred to as a PORTFOLIO. The investment goal of each Variable Account Option and its corresponding Portfolio is the same. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in GROWTH Portfolios. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of the Portfolios, see the Portfolios' prospectus and Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the value of your Fixed Account added to the value of your Variable Account Options. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your CASH VALUE is equal to your Adjusted Account Value, minus any contingent withdrawal charges and minus the pro rata portion of the annual administrative charge, if it applies. See "Charges and Fees" below.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these in
Part 5, "Transfers." Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing Program, or (iv) to transfer your STO contributions. All of these programs are discussed in Part 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer after the first twelve.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account.

A daily charge at an annual rate of 1.00% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (.95%) and certain administrative expenses (.05%). The charge will never be greater than this. For more information, see Part 4, "Deductions and Charges."

If you choose to receive the Optional Annual Stepped Up Death Benefit, an additional daily charge at an annual rate of .25% is deducted from the Account Value of each of your Variable Account Options. This charge is designed to reimburse us for increased expenses and mortality risks.

Investment advisory fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Fidelity Management and Research Company receives investment management fees from the Portfolios based on the average net assets of each Portfolio. Advisory fees can't be increased without the consent of shareholders. See "Table of Annual Fees and Expenses" below and "The Portfolios' Investment Adviser" in Part 3.

WITHDRAWALS

You may make any number of withdrawals from your contract as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 10% of your Account Value each year with no withdrawal charges. After the first 10%, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See "Contingent Withdrawal Charges" in
Part 4.

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Option from the date you purchased it until the date we receive your cancelled contract, including any charges deducted. If your state requires, we'll return all of your contributions without any adjustment. We'll return the amount of any contribution to the Guaranteed Rate Options upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the GrandMaster IV Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options invest in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus of the corresponding Portfolio.

YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. Integrity is evaluating, on an ongoing basis, its computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.

GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.

ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.

ARM - ARM Financial Group, Inc.

CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.

CONTRACT - your variable annuity contract.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GRO - Guaranteed Rate Option, which offer durations of three, five, seven and ten years and lock in a fixed annual effective interest rate.

GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest

Rate.

GUARANTEE PERIOD - the duration of your GRO Account.

GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.

MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account if you make an early withdrawal or early transfer.

MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges) accumulated at 3% interest annually, less company charges.

OWNER ("You," "Your") - the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.

PORTFOLIO - an investment portfolio of a mutual fund in which Separate Account II invests its assets.

RETIREMENT DATE - All annuity benefits under your contract are calculated as of your Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.

UNIT - a measure of your ownership interest in the contract.

UNIT VALUE - the value of each unit calculated on any Valuation Date.

VALUATION DATE - The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Portfolios. The value of your contract will reflect the investment performance of the Variable Account Options you choose.

WE, OUR AND US - Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.

TABLE OF ANNUAL FEES AND EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load on Purchases. . . . . . . . . . . . . . . . . . . . . . . . . . $0
  Deferred Sales Load (as a percentage of contributions) (1) . . . . 8% Maximum
  Exchange Fee (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0

ANNUAL ADMINISTRATIVE CHARGE

  Annual Administrative Charge * . . . . . . . . . . . . . . . . . . . . . .  $30
  *  This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date.  See "Annual
     Administrative Charge" in Part 4.

SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (3)

  Mortality and Expense Risk Fees. . . . . . . . . . . . . . . . . . . . . .  .95%
  Administrative Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .  .05%
                                                                             -----
  Total Separate Account Annual Expenses . . . . . . . . . . . . . . . . . . 1.00%
                                                                             -----
                                                                             -----

OPTIONAL DEATH BENEFIT RIDER
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (4)

     Optional Annual Stepped Up Death Benefit. . . . . . . . . . . . . . . .  .25%
     Total Separate Account Annual Expenses (Including Optional Death        -----
     Benefit Rider). . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.25%
                                                                             -----
                                                                             -----

                                              Management     Other       Total Annual
Portfolio                                        Fees       Expenses       Expenses
---------                                        ----       --------       --------
  VIP Money Market............................   .20%        .10%            .30%
  VIP High Income.............................   .58%        .24% (5)        .82%
  VIP Equity-Income...........................   .49%        .19% (5)        .68% (6)
  VIP Growth..................................   .59%        .21% (5)        .80% (6)
  VIP Overseas................................   .74%        .27% (5)       1.01% (6)
  VIP II Investment Grade Bond................   .43%        .14%            .57%
  VIP II Asset Manager........................   .54%        .24% (5)        .78% (6)
  VIP II Index 500............................   .24%        .11%            .35% (7)
  VIP II Contrafund...........................   .59%        .21% (5)        .80% (6)
  VIP II Asset Manager: Growth................   .59%        .30% (5)        .89% (6)
  VIP III Balanced............................   .44%        .26% (5)        .70% (6)
  VIP III Growth Opportunities................   .59%        .21% (5)        .80% (6)
  VIP III Growth & Income.....................   .49%        .22% (5)        .71% (6)
  VIP III Mid Cap Portfolio...................   .56%       1.10% (5)       1.66% (7)

-------------------------

(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You have a free withdrawal of up to 10% of the Account Value in any contract year.

(2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

(3)  See "Deductions and Charges - Separate Account Charges" in Part 4.

(4) At the time you apply for a contract, you can choose to receive the Optional Annual Stepped Up Death Benefit in lieu of receiving the standard Death Benefit. If you choose the Optional Death Benefit, we'll deduct an additional charge equal to an annual rate of .25% of the average account value. For more information, see "Deductions and

     Charges - Optional Death Benefit Rider Charge" in Part 4 and "Death Benefits and Similar Benefit Distributions" in Part 5.

(5) The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.

(6) Part of the brokerage commissions that certain Portfolios pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .67% for VIP Equity-Income Portfolio, .75% for VIP Growth Portfolio, .97% for VIP Overseas Portfolio, .77% for VIP II Asset Manager Portfolio, .75% for VIP II Contrafund Portfolio, .88% for VIP II Asset Manager: Growth Portfolio, .79% for VIP III Growth Opportunities Portfolio, .69% for VIP III Balanced Portfolio and .70% for VIP III Growth and Income Portfolio.

(7) The investment adviser agreed to reimburse part of the expenses for the VIP II Index 500 Portfolio and the VIP III Mid Cap Portfolio during the period. Without this reimbursement, the management fee, other expenses and total expenses would have been .28%, .11%, and .39%, respectively for the VIP II Index 500 Portfolio and .56%, 115.40% and 115.96% respectively for the VIP III Mid Cap Portfolio.

EXAMPLES

The examples below show the expenses that the Annuitant would be charged for each $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN:

Portfolio                                       1 year      3 years     5 years     10 years
                                                ------      -------     -------     --------
  VIP Money Market............................  $ 96.63     $111.49     $128.58     $192.13
  VIP High Income.............................  $101.96     $127.65     $155.81     $247.94
  VIP Equity-Income...........................  $100.53     $123.32     $148.53     $233.20
  VIP Growth..................................  $101.76     $127.03     $154.77     $245.84
  VIP Overseas................................  $103.91     $133.51     $165.60     $267.61
  VIP II Investment Grade Bond................  $ 99.40     $119.90     $142.79     $221.47
  VIP II Asset Manager........................  $101.55     $126.41     $153.73     $243.75
  VIP II Index 500............................  $ 97.15     $113.05     $131.22     $197.63
  VIP II Contrafund...........................  $101.76     $127.03     $154.77     $245.84
  VIP II Asset Manager: Growth................  $102.68     $129.81     $159.42     $255.23
  VIP III Balanced............................  $100.73     $123.94     $149.58     $235.32
  VIP III Growth Opportunities................  $101.76     $127.03     $154.77     $245.84
  VIP III Growth & Income.....................  $100.83     $124.25     $150.10     $236.37
  VIP III Mid Cap Portfolio...................  $110.57     $153.39     $198.52     $332.09

EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN:

Portfolio                                       1 year    3 years     5 years     10 years
                                                ------      -------     -------     --------
  VIP Money Market............................  $16.63     $51.49     $ 88.58     $192.13
  VIP High Income.............................  $21.96     $67.65     $115.81     $247.94
  VIP Equity-Income...........................  $20.53     $63.32     $108.53     $233.20
  VIP Growth..................................  $21.76     $67.03     $114.77     $245.84
  VIP Overseas................................  $23.91     $73.51     $125.60     $267.61
  VIP II Investment Grade Bond................  $19.40     $59.90     $102.79     $221.47
  VIP II Asset Manager........................  $21.55     $66.41     $113.73     $243.75
  VIP II Index 500............................  $17.15     $53.05     $ 91.22     $197.63
  VIP II Contrafund...........................  $21.76     $67.03     $114.77     $245.84
  VIP II Asset Manager: Growth................  $22.68     $69.81     $119.42     $255.23
  VIP III Balanced............................  $20.73     $63.94     $109.58     $235.32
  VIP III Growth Opportunities................  $21.76     $67.03     $114.77     $245.84
  VIP III Growth & Income.....................  $20.83     $64.25     $110.10     $236.37
  VIP III Mid Cap Portfolio...................  $30.57     $93.39     $158.52     $332.09

These examples take into consideration the maximum amount that could be charged to your contract (1.25%) for the election of the Optional Death Benefit Rider (see "Death Benefits and Similar Benefit Distributions" in Part 5 for additional information on the charges assessed). For those contracts under which the Optional Death Benefit Rider has not been elected, the expenses in these examples will be lower.

These examples assume that all of the fixed charges of the Separate Account and of the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The table and examples above are to help you understand the various costs and expenses that apply to your contract. These tables show expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNT IS PROVIDED IN APPENDIX A.

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 45 states and the District of Columbia. We sell flexible premium annuities with underlying investment options other than the Portfolios, fixed single premium annuities, and flexible premium annuities offering both traditional fixed guaranteed interest rates and fixed equity indexed options. We also provide administrative and investment support for products designed, underwritten and sold by other companies.

Integrity is a subsidiary of ARM Financial Group, Inc., which specializes providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1998, ARM had $9.9 billion of assets under management.

THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS

The Separate Account is established and maintained under the insurance laws of the State of Ohio. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940
ACT). A unit investment trust is a type of investment company. SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Options from time to time. The Variable Account Options currently available to you are listed in Part 3, "Your Investment Options." Prior to September 3, 1991, the Portfolios invested in shares of corresponding portfolios of Prism Investment Trust.

ASSETS OF OUR SEPARATE ACCOUNT

Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We can change how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:

- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;

-    register or end the registration of the Separate Account under the 1940
     Act;

- operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);

- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;

- cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios;

- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

PART 3 - YOUR INVESTMENT OPTIONS

THE PORTFOLIOS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.

Each of the Portfolios is an open-end diversified management investment company registered with the SEC.

The Portfolios serve as investment vehicles for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios currently are available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with Fidelity Management or Integrity. The Board of Trustees of each of the Portfolios is responsible for monitoring the Fund for any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Portfolio and determining what action, if any, should be taken in response. If we believe that a Portfolio's response to any of those events doesn't adequately protect our contract owners, we'll see to it that appropriate and available action is taken. See "The Fund and the Fidelity Organization" in the Portfolios' prospectus for a further discussion of the risks associated with the offering of shares to our Separate Account and the separate accounts of other insurance companies.

THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company (FIDELITY MANAGEMENT) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Bankers Trust Company ("BT") is the VIP II Index 500 Portfolios' sub-adviser. BT, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                              VIP MONEY MARKET PORTFOLIO

VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

                              VIP HIGH INCOME PORTFOLIO

VIP High Income Portfolio seeks a high current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities. In view of the types of securities in which this Portfolio invests, you should read the complete risk disclosure for this Portfolio in its prospectus before investing in it.

                             VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

                                 VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for have a strong industry market position. The stocks of these companies are often called "growth" stocks.

                                VIP OVERSEAS PORTFOLIO

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

                        VIP II INVESTMENT GRADE BOND PORTFOLIO

VIP II Investment Grade Bond Portfolio seeks as high a level of current income while preserving capital by investing in a broad range of investment-grade fixed-income securities.

                            VIP II ASSET MANAGER PORTFOLIO

VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

                              VIP II INDEX 500 PORTFOLIO

VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                             VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

                       VIP II ASSET MANAGER: GROWTH PORTFOLIO

VIP II Asset Manager: Growth Portfolio is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                          Range         Neutral Mix
                          -----         -----------
Stock Class              50-100%            70%
Bond Class                 0-50%            25%
Short-Term/
Money Market Class         0-50%             5%

                        VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.

                              VIP III BALANCED PORTFOLIO

VIP III Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.

                          VIP III GROWTH & INCOME PORTFOLIO

VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

                              VIP III MID CAP PORTFOLIO

FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO FIXED ACCOUNTS HAVEN'T BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), OR THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER THESE CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select (your GRO ACCOUNT). The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE MADE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

The ten-year GRO isn't available in Oregon.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You can't choose, and we won't renew a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. A Market Value Adjustment will be made for each transaction made from a GRO Account other than your free withdrawals or those made within 30 days before the expiration of the Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account plus 3% interest, compounded annually, less previous withdrawals and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis. Withdrawal charges and the administrative expense charge could take away part of your principal.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.


The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                                N/12                  N/12
     MVA =  GRO Value x [(1 + A)     / (1 + B + .0025)     - 1],  where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account will be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions within the STO Account at the time the rate is declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part 8 for details. This option may not be available in some states.

PART 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

Integrity deducts a daily expense amount from the unit value an amount equal to an effective annual rate of 1.00% of the Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent.

Of the 1.00% total charge, .05% of the value of each Variable Account Option is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining .95% is deducted for Integrity's assuming the expense risk (.65%) and the mortality risk (.30%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and Integrity will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total .95% effective annual risk charge can't be increased.

Integrity may realize a gain from these daily charges if they aren't needed to meet the actual expenses incurred.

OPTIONAL DEATH BENEFIT RIDER CHARGE

If you choose to receive the Optional Annual Stepped Up Death Benefit, an additional daily charge at an annual rate of .25% is deducted from the Account Value of each of your Variable Account Options. This charge is designed to reimburse us for increased expenses and mortality risks.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted pro-rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options will reduce the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, or termination of a contract during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if it saves us expenses. We may do this based on the size and type of the group and the amount of the contributions. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

PORTFOLIO CHARGES

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without the approval of the shareholders.

STATE PREMIUM TAX DEDUCTION

Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for an annuity benefit. State premium taxes currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal- that is, the number of years that have passed since each contribution was made. The maximum percentage of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years prior to your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't considered a withdrawal.
For partial withdrawals, the total amount deducted from your Account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charge and administrative expense charge that apply, so that the net amount you receive will be the amount you requested.

You may take up to 10% of your account value (less any earlier withdrawal in the same year) each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59-1/2, federal tax penalties may apply.

          Contribution Year in Which                   Charge as a % of the
          Withdrawn Contribution Was Made              Contribution Withdrawn
          -------------------------------              ----------------------
                    Current. . . . . . . . . . . .              8%
                    First Prior. . . . . . . . . .              7
                    Second Prior . . . . . . . . .              6
                    Third Prior. . . . . . . . . .              5
                    Fourth Prior . . . . . . . . .              4
                    Fifth Prior. . . . . . . . . .              3
                    Sixth Prior  . . . . . . . . .              2
                    Seventh Prior and Earlier. . .              0

We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from Integrity either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

Unless you tell us otherwise, we will make withdrawals (including any applicable charges) from the Investment Options in the same proportion that you contributed to them. For example, if you have your contributions put into four different Investment Options, your withdrawal will be taken in equal quarters from each Account. You must withdraw at least $300. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge individuals or a group of individuals it saves us expenses. We may do this based on the size and type of the group and the amount of the contribution or whether there is some
relationship with Integrity.   Examples of these relationships would include
being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts issued by Integrity, or making transfers of amounts held under qualified plans sponsored by Integrity or an affiliate. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Asset Allocation and Rebalancing, or (iv) systematic transfers from the STO, nor so these transfers count toward the twelve free transfers you may make in a contract year.

HARDSHIP WAIVER

We can waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts under a hardship circumstance. Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital or long term care facility,
(2) diagnosis of terminal illness with any medical condition which would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 in Pennsylvania and South Carolina). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED it (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change you want to make, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions made to the Variable Account Options isn't guaranteed. The value of your contributions made to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.

YOUR PURCHASE OF UNITS IN OUR SEPARATE ACCOUNT

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, won't vary because of changes in unit values. Units of a Variable Account Option are purchased when you make new contributions or transfer contributions you made to a different Option into that Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:

- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

- Next, we add any dividends or capital gains distributions by the Portfolio on that day.

- Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

- Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

- Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Portfolios, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Transfers you make from a GRO Account, except within 30 days before your GRO Account expires, are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing Program or systematic transfer programs, described in Part 8. Once annuity payments begin, transfers aren't permitted.

You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you have established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information. We aren't responsible for any fraudulent telephone transfers that we believed to be genuine in accordance with these procedures. You bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call. Transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed no later than the next Business Day after our Administrative Office receives the requests.

WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Accounts in the same proportions as you contributed it to them. For example, if your contributions are divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than your free withdrawals. The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.

When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59-1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See "Tax Aspects of the Contracts" in Part 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and our Administrative Office has received it.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the Contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.

For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the standard death benefit is the higher of:

     a) the contract account value at the end of the business day when we receive proof of death; or
     b)   the total of all contributions;

each reduced on a pro rata basis for prior withdrawals (after being adjusted for any applicable market value adjustments and/or charges). We'll determine the amount of the reduction by dividing the amount of the withdrawal by the annuity account value on the transaction date and multiplying this percentage by the then current guaranteed minimum death benefit.

If you choose the Optional Annual Stepped Up Death Benefit Rider, your death benefit will be the highest of:

     a) the contract account value at the end of the business day when we receive proof of death;
     b)   the total of all contributions; or
     c) the highest contract account value on any contract anniversary which occurred before the Annuitant's 81st birthday and before the Annuitant's death, plus any subsequent contributions;

each reduced on a pro rata basis for prior withdrawals (after being adjusted for any applicable market value adjustments and/or charges). We'll determine the amount of the reduction by dividing the amount of the withdrawal by the annuity account value on the transaction date and multiplying this percentage by the then current guaranteed minimum death benefit.

Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday or earlier, if required by law. Contract terms that apply to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time as an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied instead if the annuity benefit doesn't have a life contingency and the term is less than five years.

ANNUITIES

Annuity benefits can provide for fixed or variable payments, which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Separate Account Divisions. For any annuity, the minimum initial payment must be at least $20.

If you haven't already selected a form of annuity, within six months prior to your Retirement Date we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that we're to provide the normal form of annuity, as defined below. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks. However, your Retirement Date can't be extended beyond your 98th birthday or earlier, if required by law. You'll receive a lump sum benefit if you don't make an election by then.

We currently offer the following types of annuities:

The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A PERIOD CERTAIN ANNUITY provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. If the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You can't change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee. That payee can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments for the life of the payee or for the lives of the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity can't be changed or redeemed for a lump sum payment by the Annuitant or any payee.

ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our annuity rates then in effect would yield a larger payment, those rates will apply instead of the tables.

Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected can't be changed after annuity payments begin. The Statement of Additional Information (SAI) has more information about the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period that includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used.
The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after we receive the required form at our Administrative Office. We can defer our action, however, for any period during which

(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account. We can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which you can get from our Administrative Office.

PART 6 - VOTING RIGHTS

VOTING RIGHTS

Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Portfolios' Boards of Directors, to ratify the selection of independent auditors for the Portfolios, and on any other matters described in the Portfolios' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we aren't responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Portfolios' Boards for the shareholders' meeting. We count fractional shares. The record date for this purpose can't be more than 60 days before the shareholders' meeting. After annuity payments have begun, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its Owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to the particular circumstances, any one considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from Integrity and their operations form a part of Integrity, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to Integrity. Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may buy the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may buy the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded in taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive those amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn't taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion Ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:

     (1)  on or after the date on which the taxpayer attains age 59-1/2;
     (2)  as a result of the Owner's death;
     (3) part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
     (4) attributable to the taxpayer becoming disabled within the meaning of Code Section 72(m)(7);
     (5) from certain qualified plans (note, however, other penalties may apply);
     (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
     (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
     (8)  under an immediate annuity as defined in Code Section 72(u)(4);
     (9)  purchase of a first home (distribution up to $10,000);
     (10) for certain higher education expenses; or
     (11) to cover certain deductible medical expenses.

Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in Section 5.

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the Owner died; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the Owner's death. If the beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.

DIVERSIFICATION STANDARDS

Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An Owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES TO INTEGRITY

The contracts allow Integrity to charge the Separate Account for taxes. Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina and are required to keep a $3,000 minimum account balance. You may also specify an account for direct deposit of your systematic withdrawals. To enroll in our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your Account to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge and no Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. Amounts withdrawn under the systematic withdrawal program in excess of the free withdrawal amount will be subject to a contingent withdrawal charge, an administrative expense charge and a Market Value Adjustment, if applicable. Withdrawals may also be subject to the 10% federal tax penalty for early withdrawals under the contracts and to income taxation. See Part 7, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59-1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

-    the date you reach age 59-1/2;  or
-    five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59-1/2 made under the Income Plus Program plus interest.

You can choose the Income Plus Withdrawal Program any time before you reach age 59-1/2. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals may begin as soon as one Business Day after we receive your form. You may end your participation in the program upon seven Business Day's prior written notice, and we may terminate or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Asset Allocation and Rebalancing Program.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. Amounts withdrawn under the Income Plus Withdrawal Program in excess of the free withdrawal amount will be subject to a contingent withdrawal charge and a Market Value Adjustment if applicable.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions that you have made to the VIP Money Market Option on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards your twelve free transfers.

To enroll in our dollar cost averaging program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the dollar cost averaging program at any time. If you don't have enough money in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis to one or more other Investment Options that you select. We'll transfer your STO contributions in equal installments of not less than $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will be ended. Any money remaining in the STO at the end of the year during which transfers are required to be made will be transferred on a pro rata basis at the end of that year to the Options you have chosen for this program. We won't charge a transfer charge for transfers under our systematic transfer program, and these transfers won't count towards your twelve free transfers.

To enroll in our systematic transfer program, send the appropriate form to our Administrative Office. We can terminate the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among those Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.

Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.

To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

We offer an Asset Allocation and Rebalancing Program developed in consultation
with Callan Associates.   Callan Associates is an independent research and
consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Asset Allocation Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contributions you are making will initially be allocated among the Options established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.

When you select this program, your account values will be allocated and your variable portfolios will be rebalanced automatically at least annually. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. We won't charge a transfer charge for transfers made under the Asset Allocation and Rebalancing Program. These transfers won't count toward your twelve free transfers.

In each Asset Allocation Rebalancing Model, a part of each contribution is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. If you withdraw or transfer your GRO funds, they may be subject to a Market Value Adjustment that may increase or decrease your account value.

To enroll in the Asset Allocation and Rebalancing Program, complete the appropriate form and send it to our Administrative office. You should be aware that other allocation programs, such as dollar cost averaging, transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five models, you request a transaction that results in a reallocation outside one of the Models, your participation in the Model program automatically ends. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program. We can terminate or change this program in whole or in part, or restrict contributions to the program. This program may not be available in all states.

You may terminate participation in this program upon one day's prior written notice.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly withdrawals from your checking account for payment to us. To enroll in this program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon 30 days' prior written notice. We may terminate your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. This performance data is based only the performance of a hypothetical investment in that Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame. It shouldn't be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period shown. Total returns also may be shown that don't take into account the contingent withdrawal charge or the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.

CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually seven years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would have produced the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.

Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses or the contingent withdrawal charge that may apply if you withdraw your money at the end of the hypothetical period.

The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in that Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the Statement of Additional Information.

                                     APPENDIX A

FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNT

No condensed financial information is provided for any of the Variable Account Options because as of the date of this prospectus, the Options hadn't started operations. The unit value for each Investment Option at inception will be $10.00. The inception date for each of the Variable Account Options is May 1, 1999.

                                      APPENDIX B

                   ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                   Contribution:                $50,000.00

                   GRO Account duration:        7 Years

                   Guaranteed Interest Rate:    5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we don't declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

     -0.0551589 = [(1 + .05)(48/12) / (1 + .0625 + .0025)(48/12)] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

     $789.25 = [($14,211.87+ $783.91)/(1 - .05)] - ($14,211.87+ 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,573.16 = $20,000.00 + $783.91 + $789.25

The ending Account Value would be:

     $36,308.09 = $57,881.25 - $21,573.16

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

     .0290890 = [(1 + .05)(48/12) / (1 + .04 + .0025)(48/12)] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

        Free Amount =    $ 5,788.13

     Non-Free Amount =    $14,211.87

The Market Value Adjustment would be:

     $413.41 = .0290890 X $14,211.87

The withdrawal charge would be:

     $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $20,312.82 = $20,000.00 - $413.41 + $726.23

The ending Account Value would be:

     $37,568.43 = $57,881.25 - $20,312.82

Actual Market Value Adjustments may have more or less impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                                     APPENDIX C

Statement of Additional Information Table of Contents

Part 1 - Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Annuity Unit Values
Part 5 - Tax-Favored Retirement Programs . . . . . . . . . . . . . . . . . . .
     Traditional Individual Retirement Annuities . . . . . . . . . . . . . . .
     Roth Individual Retirement Annuities. . . . . . . . . . . . . . . . . . .
     SIMPLE Individual Retirement Annuities. . . . . . . . . . . . . . . . . .
     Tax Sheltered Annuities . . . . . . . . . . . . . . . . . . . . . . . . .
     Simplified Employee Pensions. . . . . . . . . . . . . . . . . . . . . . .
     Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing
     Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Deferred Compensation Plans of State and Local Governments
          and Tax-Exempt Organizations . . . . . . . . . . . . . . . . . . . .
     Distributions Under Tax Favored Retirement Programs . . . . . . . . . . .
Part 6 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY 40201-0074
ATTN: Request for SAI of Separate Account I (GrandMaster IV)

Name:_____________________________________________________________________

Address:__________________________________________________________________

City:________________________________ State:_________ Zip:________________

                         STATEMENT OF ADDITIONAL INFORMATION

                                     MAY 1, 1999

                                         FOR

                                    GRANDMASTER IV

                          FLEXIBLE PREMIUM VARIABLE ANNUITY

                                      ISSUED BY

                           INTEGRITY LIFE INSURANCE COMPANY

                                         AND

                        FUNDED THROUGH ITS SEPARATE ACCOUNT I



                                  TABLE OF CONTENTS

                                                                            Page

Part 1 - Integrity and Custodian . . . . . . . . . . . . . . . . . . . . . . . .
Part 2 - Distribution of the Contracts . . . . . . . . . . . . . . . . . . . . .
Part 3 - Performance Information . . . . . . . . . . . . . . . . . . . . . . . .
Part 4 - Determination of Annuity Unit Values. . . . . . . . . . . . . . . . . .
Part 5 - Tax Favored Retirement Programs.. . . . . . . . . . . . . . . . . . . .
     Traditional Individual Retirement Annuities . . . . . . . . . . . . . . . .
     Roth Individual Retirement Annuities. . . . . . . . . . . . . . . . . . . .
     SIMPLE Individual Retirement Annuities. . . . . . . . . . . . . . . . . . .
     Tax Sheltered Annuities . . . . . . . . . . . . . . . . . . . . . . . . . .
     Simplified Employee Pensions. . . . . . . . . . . . . . . . . . . . . . . .
     Corporate and Self-Employed (H.R.10 and Keogh) Pension and Profit
     Sharing Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Deferred Compensation Plans of State and Local Governments and
     Tax-Exempt Organizations. . . . . . . . . . . . . . . . . . . . . . . . . .
     Distributions Under Tax Favored Retirement Programs . . . . . . . . . . . .
Part 6 - Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation that's a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency

ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.

Since 1994, ARM has provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1997 were $19,307,552 and in 1998 were $27,158,002 including services applicable to the Registrant.

Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A"
(Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

Under prior management, Integrity was subject to a consent order in the State of Florida that precluded it from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity was able to comply with the investment limitations of the State of Florida. On November 4, 1994, the Florida Department of Insurance granted the request for full relief from the consent order.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7% of initial and additional contributions. The amount of distribution allowances paid was $7,795,349 for the year ended December 31, 1998, $6,750,503 for the year ended December 31, 1997 and $7,813,058 for the year ended December 31, 1996. Distribution allowances weren't retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if they would apply. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula: P(1+T)TO THE POWER OF n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly
compounding pursuant to the following formula:    Effective Yield = {(Base
Period Return) + 1)TO THE POWER OF 365/7} - 1

For the period ending: 12/31/98
RETURNS WITH SURRENDER CHARGES


                        VARIABLE                    SEC STANDARDIZED
                         ACCOUNT                AVERAGE ANNUAL RETURN(1)
                        INCEPTION     -----------------------------------------------
VARIABLE OPTIONS         DATE(2)      1 YEAR      5 YEAR    10 YEAR  LIFE OF ACCOUNT
-------------------------------------------------------------------------------------

                       --------------------------------------------------------------
Asset Manager              9/3/91      6.42%       8.33%      N/A        11.47%

Asset Manager: Growth      2/8/95      8.91%        N/A       N/A        19.21%

Balanced                  2/19/97      8.98%        N/A       N/A        13.37%

Contrafund                 2/8/95      21.15%       N/A       N/A        26.28%

Equity-Income              9/3/91      3.05%       16.77%     N/A        16.61%

Growth                     9/3/91      30.54%      19.73%     N/A        18.77%

Growth & Income           2/14/97      20.77%       N/A       N/A        23.53%

Growth                    2/19/97      15.86%       N/A       N/A        20.31%

High Income               2/19/93     (12.69)%      6.79%     N/A        8.62%

Index 500                  3/4/93      19.52       21.71%     N/A        19.48%

Investment Grade Bond      9/3/91       .30%       4.69%      N/A        6.43%

Mid Cap Fund               5/1/99       N/A         N/A       N/A         N/A

Overseas                   9/3/91      4.16%       7.70%      N/A        8.50%


(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.
(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.
(3) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration.
(4) Italicized returns are calculated from the inception date through year-end.
(5) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds.
     This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

For the period ending: 12/31/98

RETURNS WITHOUT SURRENDER CHARGES(3)All figures are unaudited.


RETURNS WITHOUT SURRENDER CHARGES(3)                                                      All figures are unaudited


                       FUND           CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL RETURN
                                    ---------------------------------------------------------------------------------
                       INCEPTION                               LIFE OF                                        LIFE OF
VARIABLE OPTIONS       DATE(5)      3 YEAR    5 YEAR  10 YEAR   FUND     1 YEAR    3 YEAR   5 YEAR   10 YEAR   FUND
---------------------------------------------------------------------------------------------------------------------
Asset Manager          9/6/89       52.71%    63.23%   n/a     174.86%   13.50%    15.16%    8.84%     n/a    11.46%
Asset Manager: Growth  1/3/95       69.30      n/a     n/a     105.67     15.98    19.18     n/a       n/a     19.80
Balanced               1/3/95       51.75      n/a     n/a      70.57     16.05    14.92     n/a       n/a     14.31
Contrafund             1/3/95       87.90      n/a     n/a     158.85     28.23    23.40     n/a       n/a     26.90
Equity-Income          10/9/86      56.88    120.84   272.76   339.63     10.12    16.20    17.17     14.06    12.87
Growth                 10/9/86      89.66    149.81   414.42   499.79     37.61    23.78    20.09     17.80    15.78
Growth & Income        12/31/96      n/a       n/a     n/a      64.07     27.84     n/a      n/a       n/a     28.11
Growth Opportunities   1/3/95       83.87      n/a     n/a     140.42     22.93    22.51     n/a       n/a     24.58
High Income            9/19/85      23.23     42.40   95.04     82.63     (5.62)    7.21     7.33      6.91     4.64
Index 500              8/27/92     100.78    170.86    n/a     210.26     26.60    26.16    22.05      n/a     19.54
Mid Cap Fund           5/1/99        n/a       n/a     n/a      n/a       n/a       n/a      n/a       n/a       n/a
Investment Grade Bond  12/5/88      17.58     29.21    n/a      65.10      7.38    5.55      5.26      n/a      5.10
Overseas               1/28/87      36.70     48.43   128.03   127.29     11.23    10.98     8.22     8.59      7.13
---------------------------------------------------------------------------------------------------------------------

                                 CALENDAR YEAR RETURN(4)
                        ----------------------------------------
VARIABLE OPTIONS           1993     1994   1995    1996   1997
----------------------------------------------------------------
Asset Manager             19.50%   7.42%   15.38% 13.04%  19.02%
Asset Manager: Growth      n/a     n/a     21.49  18.30   23.38
Balanced                   n/a     n/a     12.40   8.48   20.54
Contrafund                 n/a     n/a     37.76  19.66   22.47
Equity-Income             16.76    5.48    33.27  12.73   26.38
Growth                    17.51   (1.16)   33.54  13.14   21.82
Growth & Income            n/a     n/a     n/a    n/a     28.34
Growth Opportunities       n/a     n/a     30.76  16.67   28.20
High Income               18.68    2.80    18.98  12.48   16.08
Index 500                  8.77    (.79)   35.34  21.15   30.91
Mid Cap Fund               n/a     n/a     n/a    n/a     n/a
Investment Grade Bond      9.56   (5.14)   15.74   1.78    7.59
Overseas                  35.21    .48      8.20  11.67   10.05
-----------------------------------------------------------------



PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.


The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.
The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/ CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS
Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.


PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

* .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

* .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same and will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day is considered a valuation period. Days that aren't considered business days are added to the next business day and constitute one valuation period. For example, Saturday, Sunday and Monday are considered to be one valuation period.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments begin. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and get the cash value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.

PART 5 - TAX FAVORED RETIREMENT PROGRAMS

The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which
Integrity may issue a contract.   Integrity reserves the right to change its
administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs

Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional
IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 1998, and for the periods indicated in the financial statements and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1998 and 1997 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

PROSPECTUS



                               IQ THE SMARTANNUITY
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                   issued by INTEGRITY LIFE INSURANCE COMPANY



This prospectus describes a flexible premium variable annuity offered by Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc. The contracts offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. You may allocate contributions to different investment divisions of our Separate Account I, Variable Account Options, or Fixed Accounts, or both. Together, the Variable Account Options and Fixed Account Options are referred to as INVESTMENT OPTIONS. There is no sales load on the contracts.



Contributions you make to the Variable Account Options are invested in shares of the Portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the PORTFOLIOS or PORTFOLIO). The Portfolios are part of the Fidelity Investments(R) group of companies. The values allocated to the Options reflect the investment performance of the Portfolios. The prospectus for the Portfolios describes each one's investment objectives, policies and risks. There are fourteen Variable Account Options, which invest in the following Portfolios:



      -     VIP Money Market Portfolio
      -     VIP High Income Portfolio
      -     VIP Equity-Income Portfolio
      -     VIP Growth Portfolio
      -     VIP Overseas Portfolio
      -     VIP III Balanced Portfolio
      -     VIP III Growth & Income Portfolio
      -     VIP II Investment Grade Bond Portfolio
      -     VIP II Asset Manager Portfolio
      -     VIP II Index 500 Portfolio
      -     VIP II Contrafund Portfolio
      -     VIP II Asset Manager: Growth Portfolio
      -     VIP III Growth Opportunities Portfolio
      -     VIP III Mid Cap Portfolio



We also offer Guaranteed Rate Options (GROS) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you contribute to a GRO grows at a fixed interest rate we declare at the beginning of the duration you select. A Market Value Adjustment will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). An annual administration charge may apply, which may invade principal. The money you contribute to the STO grows at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.



This prospectus contains information about the contracts that you should know before you invest. Read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current prospectus for the Portfolios, which you should also read.



For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, KY 40201-0074. The express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202. You may also call the following toll-free number: 1-800-325-8583.



A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1999, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in the Appendix to this prospectus.



* NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR OREGON.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THE SEC MAINTAINS A WEB SITE, WWW.SEC.GOV, THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION AS WELL AS ANY MATERIAL INCORPORATED BY REFERENCE RELATING TO THIS PROSPECTUS.



THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



The date of this Prospectus is May 1, 1999.

                                TABLE OF CONTENTS



PART 1 - SUMMARY                                                           PAGE
Your Variable Annuity Contract...........................................
Your Benefits............................................................
How Your Contract is Taxed...............................................
Your Contributions.......................................................
Your Investment Options..................................................
Variable Account Options.................................................
Account Value, Adjusted Account Value and Cash Value ....................
Transfers
Charges and Fees.........................................................
Withdrawals..............................................................
Your Initial Right to Revoke.............................................
Risk/Return Summary: Investments and Risks...............................
Year 2000
Glossary
Table of Fees and Expenses...............................................
Examples

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT

Integrity Life Insurance Company.........................................
The Separate Account and the Variable Account Options....................
Assets of Our Separate Account...........................................
Changes In How We Operate................................................

PART 3 - YOUR INVESTMENT OPTIONS

The Portfolios...........................................................
           The Portfolios' Investment Adviser............................
           Investment Objectives of the Portfolios.......................
Fixed Accounts ..........................................................
           Guaranteed Rate Options.......................................
              Renewals of GRO Accounts...................................
              Market Value Adjustments...................................
           Systematic Transfer Option....................................

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges.................................................
Annual Administrative Charge.............................................
Reduction or Elimination of Separate Account or Administrative Charges...
Portfolio Charges........................................................
State Premium Tax Deduction..............................................
Transfer Charge..........................................................
Tax Reserve..............................................................

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract........................................
Your Account Value.......................................................
Your Purchase of Units in Our Separate Account...........................
How We Determine Unit Value..............................................
Transfers
Withdrawals..............................................................
Assignments..............................................................




Death Benefits and Similar Benefit Distributions.........................
Annuity Benefits.........................................................
Annuities
Annuity Payments.........................................................
Timing of Payment........................................................
How You Make Requests and Give Instructions..............................

PART 6 - VOTING RIGHTS

Voting Rights............................................................
How We Determine Your Voting Shares......................................
How Portfolio Shares Are Voted...........................................
Separate Account Voting Rights...........................................

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction.............................................................
Tax Status of Integrity..................................................
Your Contract is an Annuity..............................................
Taxation of Annuities Generally..........................................
Distribution-at-Death Rules..............................................
Diversification Standards................................................
Tax-Favored Retirement Programs..........................................
Federal and State Income Tax Withholding.................................
Impact of Taxes to Integrity.............................................
Transfers Among Investment Options.......................................

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals...................................................
Income Plus Withdrawal Program...........................................
Dollar Cost Averaging....................................................
Systematic Transfer Program..............................................
Customized Asset Rebalancing.............................................
Callan Asset Allocation and Rebalancing Program..........................
Performance Information..................................................

PART 9 - PRIOR CONTRACTS

Prior Contracts..........................................................
Death Benefit Information for Contracts Issued Before January 1, 1997....
Reduction in Charges.....................................................
Contingent Withdrawal Charge.............................................

APPENDIX A  -  FINANCIAL INFORMATION.....................................
APPENDIX B  -  ILLUSTRATION OF A MARKET VALUE ADJUSTMENT.................
APPENDIX C  -  SAI TABLE OF CONTENTS.....................................



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PART 1 - SUMMARY



YOUR VARIABLE ANNUITY CONTRACT



In this prospectus, "WE," "OUR" and "US" mean Integrity Life Insurance Company (INTEGRITY), a subsidiary of ARM Financial Group, Inc. (ARM). The terms "YOU" and "YOUR" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant doesn't own the contract, all of the rights under the contract belong to the Owner until annuity payments begin. If a Joint Owner is named, the owners share contract rights. Contract changes or any transactions allowed under the contract require both Owners' signatures. The rules governing distribution at death apply when the first Owner dies. See Part 7, "Distribution-at-Death Rules."



You can invest for retirement by buying an IQ Smart Annuity if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as it is above the minimum required contribution, discussed below.



The latest your endowment or "retirement date" can be is your 98th birthday unless your state law requires it to be a different date, or unless you specify an earlier date.



YOUR BENEFITS



Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.



Your benefits under a contract may be controlled by the usual rules for taxation of annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules. See Part 7, "Tax Aspects of the Contracts" for detailed information.



HOW YOUR CONTRACT IS TAXED



Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal.



YOUR CONTRIBUTIONS



Your minimum initial contribution is $1,000 ($3,000 in Pennsylvania and South Carolina). Contributions after your first one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See "Contributions Under Your Contract" in Part 5.



YOUR INVESTMENT OPTIONS



You may have your contributions placed in the Variable Account Options or the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and the Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."



The Variable Account Options invest in shares of investment portfolios of mutual funds. Each investment portfolio is referred to as a PORTFOLIO. The investment goal of each Variable Account Option and its corresponding Portfolio is the same. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in GROWTH Portfolios. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of the Portfolios, see the Portfolios' prospectus and Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE



Your ACCOUNT VALUE consists of the value of your Fixed Account added to the value of your Variable Account Options. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your CASH VALUE is equal to your Adjusted Account Value, minus the pro rata portion of the annual administrative charge, if it applies. See "Charges and Fees" below.



TRANSFERS



You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these in
Part 5, "Transfers." Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing Program, or (iv) to transfer your STO contributions. All of these programs are discussed in Part 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer after twelve.



CHARGES AND FEES



If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account.



A daily charge at an effective annual rate of 1.45% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.30%) and certain administrative expenses (.15%). The charge will never be greater than this. For more information, see Part 4, "Deductions and Charges."



Investment advisory fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Fidelity Management and Research Company (FIDELITY MANAGEMENT) receives investment management fees from the Portfolios based on the average net assets of each Portfolio. Advisory fees can't be increased without the consent of shareholders. See "Table of Annual Fees and Expenses" below and "The Portfolios' Investment Adviser" in Part 3.



WITHDRAWALS



You may make any number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300.



YOUR INITIAL RIGHT TO REVOKE



You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Option from the date you purchased it until the date we receive your cancelled contract, including any charges deducted. If your state requires, we'll return all of your contributions without any adjustment. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.



RISK/RETURN SUMMARY: INVESTMENTS AND RISKS



VARIABLE ANNUITY INVESTMENT GOALS



The investment goals of the IQ SMARTAnnuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.



RISKS



An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.



For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus of the corresponding Portfolio.



YEAR 2000



Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. Integrity is evaluating, on an ongoing basis, its computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.



GLOSSARY



ACCOUNT VALUE - the value of your contract, which consists of the values of your Investment Options added together.



ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.



ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.



ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.



ARM - ARM Financial Group, Inc.



CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.



CONTRACT - your variable annuity contract.



ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.



FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.



GRO - Guaranteed Rate Option, which offer durations of three, five, seven and ten years and lock in a fixed annual effective interest rate.



GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.



GUARANTEE PERIOD - the duration of your GRO Account.



GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.



INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.



MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account if you make an early withdrawal or early transfer.



MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges) accumulated at 3% interest annually, less company charges.



OWNER ("You," "Your") - the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.



PORTFOLIO - an investment portfolio of a mutual fund in which Separate Account II invests its assets.



RETIREMENT DATE - All annuity benefits under your contract are calculated as of your Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.



STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.



UNIT - a measure of your ownership interest in the contract.



UNIT VALUE - the value of each unit calculated on any Valuation Date.



VALUATION DATE - The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.



VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Portfolios. The value of your contract will reflect the investment performance of the Variable Account Options you choose.



WE, OUR AND US - Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.



TABLE OF ANNUAL FEES AND EXPENSES



Contract Owner Transaction Expenses
-----------------------------------
            Sales Load on Purchases ....................    $    0
            Exchange Fee (1) ...........................    $    0

Annual Administrative Charge
----------------------------
            Annual Administrative Charge* ..............    $   30



* This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Annual Administrative Charge" in Part 4



Separate Account Annual Expenses
(as a percentage of average account value) (2)
----------------------------------------------
            Mortality and Expense Risk Fees ............      1.30%
            Administrative Expenses ....................       .15%
                                                              -----
            Total Separate Account Annual Expenses .....      1.45%
                                                              -----



Portfolio Annual Expenses After Reimbursement
(as a percentage of average net assets)
---------------------------------------------




                                          Management    Other      Total Annual
PORTFOLIO                                   Fees       Expenses      Expenses

     VIP Money Market...................    .20%       .10%           .30%
     VIP High Income....................    .58%       .24% (3)       .82% (4)
     VIP Equity-Income..................    .49%       .19% (3)       .68% (4)
     VIP Growth.........................    .59%       .21% (3)       .80% (4)


     VIP Overseas.......................    .74%       .27% (3)      1.01% (4)
     VIP II Investment Grade Bond.......    .43%       .14%           .57%
     VIP II Asset Manager...............    .54%       .24% (3)       .78% (4)
     VIP II Index 500...................    .24%       .11%           .35% (5)
     VIP II Contrafund..................    .59%       .21% (3)       .80% (4)
     VIP II Asset Manager: Growth.......    .59%       .30% (3)       .89% (4)
     VIP III Balanced...................    .44%       .26% (3)       .70% (4)
     VIP III Growth Opportunities.......    .59%       .21% (3)       .80% (4)
     VIP III Growth & Income............    .49%       .22% (3)       .71% (4)
     VIP III Mid Cap Portfolio..........    .56%       .54% (3)(5)   1.10% (5)


----------


1. After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.



2.   See "Deductions and Charges - Separate Account Charges" in Part 4.



3. The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.



4. Part of the brokerage commissions that certain Portfolios pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .67% for VIP Equity-Income Portfolio, .75% for VIP Growth Portfolio, .97% for VIP Overseas Portfolio, .77% for VIP II Asset Manager Portfolio, .75% for VIP II Contrafund Portfolio, .88% for VIP II Asset Manager: Growth Portfolio, .58% for VIP III Balanced Portfolio, .79% for VIP III Growth Opportunities Portfolio, and .70% for VIP III Growth and Income Portfolio.



5. The investment adviser agreed to reimburse part of VIP II Index 500 Portfolio's and VIP III Mid Cap Portfolio's expenses during the period. Without this reimbursement, management fees, other expenses and total expenses would have been .28%, .11%, and .39%, respectively for VIP II Index 500 Portfolio and .56%, 115.40% and 115.96%, respectively, for VIP III Mid Cap Portfolio.



EXAMPLES



The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.



EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



Portfolio                            1 Year   3 Years    5 Years    10 Years
---------                            ------   -------    -------    --------
     VIP Money Market ...........    $ 18.68   $ 57.72   $  99.12   $ 213.94
     VIP High Income ............    $ 24.01   $ 73.82   $ 126.12   $ 268.63
     VIP Equity-Income ..........    $ 22.58   $ 69.50   $ 118.91   $ 254.19
     VIP Growth .................    $ 23.81   $ 73.20   $ 125.09   $ 266.58
     VIP Overseas ...............    $ 25.96   $ 79.66   $ 135.83   $ 287.91
     VIP II Investment Grade Bond    $ 21.45   $ 66.10   $ 113.21   $ 242.70
     VIP II Asset Manager .......    $ 23.60   $ 72.59   $ 124.06   $ 264.53
     VIP II Index 500 ...........    $ 19.19   $ 59.28   $ 101.74   $ 219.33
     VIP II Contrafund ..........    $ 23.81   $ 73.20   $ 125.09   $ 266.58
     VIP II Asset Manager: Growth    $ 24.73   $ 75.97   $ 129.70   $ 275.78
     VIP III Balanced ...........    $ 22.78   $ 70.12   $ 119.94   $ 256.27
     VIP III Growth Opportunities    $ 23.81   $ 73.20   $ 125.09   $ 266.58

     VIP III Growth & Income ....    $ 22.88   $ 70.43   $ 120.46   $ 257.30
     VIP III Mid Cap ............    $ 32.62   $ 99.45   $ 168.47   $ 351.09




EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



    Same expenses per $1,000 investment as shown in table immediately above.



These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Portfolios as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.



The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.



CONSOLIDATED FINANCIAL INFORMATION IS FOUND IN APPENDIX A

PART 2 - INTEGRITY AND THE SEPARATE ACCOUNT



INTEGRITY LIFE INSURANCE COMPANY



Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 45 states and the District of Columbia. We sell flexible premium annuity contracts with underlying investment options other than the Portfolios, fixed single premium annuities, and flexible premium annuities offering both traditional fixed guaranteed interest rates and fixed equity indexed options. We also provide administrative and investment support for products designed, underwritten and sold by other companies.



Integrity is a subsidiary of ARM Financial Group Inc., which specializes in providing retail and institutional customers with products and services designed for long-term savings and retirement planning. At December 31, 1998, ARM had $9.9 billion of assets under management.



THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS



The Separate Account is established and maintained under the insurance laws of the State of Ohio. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940
ACT). A unit investment trust is a type of investment company. SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Options from time to time. The Variable Account Options currently available to you are listed in Part 3, "Your Investment Options." Prior to September 3, 1991, the Portfolios then offered invested in shares of corresponding portfolios of Prism Investment Trust.



ASSETS OF OUR SEPARATE ACCOUNT



Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.



Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account.



CHANGES IN HOW WE OPERATE



We can change how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:



- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;



-    register or end the registration of the Separate Account under the 1940
     Act;



- operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);



- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;



- cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios;



- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

PART 3 - YOUR INVESTMENT OPTIONS



THE PORTFOLIOS



Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-433-1778.



Each of the Portfolios is an open-end diversified management investment company registered with the SEC.



The Portfolios serve as investment vehicles for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios currently are available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with Fidelity Management or Integrity. The Board of Trustees of each of the Portfolios is responsible for monitoring the Fund for any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Portfolio and determining what action, if any, should be taken in response. If we believe that a Portfolio's response to any of those events doesn't adequately protect our contract owners, we'll see to it that appropriate and available action is taken. See "The Fund and the Fidelity Organization" in the Portfolios' prospectus for a further discussion of the risks associated with the offering of shares to our Separate Account and the separate accounts of other insurance companies.



THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company (FIDELITY MANAGEMENT) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Bankers Trust Company ("BT") is the VIP II Index 500 Portfolio's sub-adviser. BT, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation.



INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.



                           VIP MONEY MARKET PORTFOLIO



VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.



                            VIP HIGH INCOME PORTFOLIO



VIP High Income Portfolio seeks a high current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities. In view of the types of securities in which this Portfolio invests, you should read the complete risk disclosure for this Portfolio in its prospectus before investing in it.



                           VIP EQUITY-INCOME PORTFOLIO



VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

                              VIP GROWTH PORTFOLIO



VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for have a strong industry market position. The stocks of these companies are often called "growth" stocks.



                             VIP OVERSEAS PORTFOLIO



VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.



                     VIP II INVESTMENT GRADE BOND PORTFOLIO



VIP II Investment Grade Bond Portfolio seeks as high a level of current income while preserving capital by investing in a broad range of investment-grade fixed-income securities.



                         VIP II ASSET MANAGER PORTFOLIO



VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.



                           VIP II INDEX 500 PORTFOLIO



VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.



                           VIP II CONTRAFUND PORTFOLIO



VIP II Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.



                     VIP II ASSET MANAGER: GROWTH PORTFOLIO



VIP II Asset Manager: Growth Portfolio is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:



                                     Range   Neutral Mix
                                     -----   -----------
     Stock Class ................    50-100%    70%
     Bond Class .................      0-50%    25%
     Short-Term/
     Money Market Class .........      0-50%     5%

                     VIP III GROWTH OPPORTUNITIES PORTFOLIO



VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.



                           VIP III BALANCED PORTFOLIO



VIP III Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.



                        VIP III GROWTH & INCOME PORTFOLIO



VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.



                            VIP III MID CAP PORTFOLIO



FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

FIXED ACCOUNTS



FOR VARIOUS LEGAL REASONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO FIXED ACCOUNTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), NOR UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER THESE CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.



GUARANTEED RATE OPTIONS



We offer GROs with durations of three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST Rate) for the duration you select (your GRO ACCOUNT). The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.



The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.



We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE MADE APPLICABLE UNDER CONTRACTS ISSUED IN CERTAIN STATES.



Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO.



You can get our current Guaranteed Interest Rates by calling our Administrative Office.



The ten-year GRO isn't available in Oregon.



ALLOCATIONS TO GROS MAY NOT BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.



RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.



The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You can't choose, and we won't renew a GRO Account that expires after your Retirement Date.



MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make in your GRO Value if you make an early withdrawal or transfer from your GRO Account. A Market Value Adjustment will be made for each transaction made from a GRO Account other than your free withdrawals or those made within 30 days before the expiration of the Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis. The administrative expense charge could take away part of your principal.



The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.



The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:



     MVA = GRO Value x [(1 + A)(N/12) / (1 + B + .0025)(N/12) - 1], where



     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,



     B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.



     N is the number of whole months remaining in your GRO Account.



For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.



If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.



For illustrations of the application of the Market Value Adjustment formula, see Appendix B.



SYSTEMATIC TRANSFER OPTION



We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions within the STO Account at the time the rate is declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. You can't transfer from other Investment Options into the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part 8 for details on this program. This option may not be currently available in some states.



PART 4 - DEDUCTIONS AND CHARGES



SEPARATE ACCOUNT CHARGES



Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.45% of the Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

Of the 1.45% total charge, .15% of the value of each Variable Account Option is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining 1.30% is deducted for Integrity's assuming the expense risk (.95%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total 1.30% effective annual risk charge can't be increased on your Contract.



Integrity may realize a gain from these daily charges if they aren't needed to meet the actual expenses incurred.



ANNUAL ADMINISTRATIVE CHARGE



If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted pro-rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options will reduce the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge will be pro-rated in the event of the Annuitant's retirement, death, or termination of a contract during a contract year.



REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES



We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if it saves us expenses. We may do this based on the size and type of the group and the amount of the contributions.



We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.



PORTFOLIO CHARGES



The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without the approval of the shareholders.



STATE PREMIUM TAX DEDUCTION



Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes currently range up to 4%.



TRANSFER CHARGE



If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) the Callan Asset Allocation and Rebalancing Program, or (iv) under systematic transfers from the STO, nor will such transfers count towards the twelve free transfers you may make in a contract year.



TAX RESERVE



We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT



You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000 ($3,000 in Pennsylvania and South Carolina ). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.



We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.



Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.



You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change you want to make, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transfer. See "Transfers" in Part 5.



YOUR ACCOUNT VALUE



Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions made to the Variable Account Options isn't guaranteed. The value of your contributions made to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.



YOUR PURCHASE OF UNITS IN OUR SEPARATE ACCOUNT



Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.



The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as their expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, won't vary because of changes in unit values. Units of a Variable Account Option are purchased when you make new contributions or transfer contributions you made to a different Option into that Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

HOW WE DETERMINE UNIT VALUE



We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.



The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:




- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.



- Next, we add any dividends or capital gains distributions by the Portfolio on that day.



- Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.



- Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).



- Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.



Generally, this means that we adjust unit values to reflect what happens to the Portfolio, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.



TRANSFERS



You may transfer your Account Value among the Variable Account Options and the GROs, subject to Integrity's then current transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Transfers you make from a GRO, except within 30 days before your GRO Account expires, are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. Transfers from GROs, will be made according to the order in which money was originally allocated to the GRO.



The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our dollar cost averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing Program or systematic transfer programs, described in Part 8. Once annuity payments begin, transfers aren't permitted.



You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information. We aren't responsible for any fraudulent telephone transfers that are believed to be genuine in accordance with these procedures. You bear the risk of loss if unauthorized persons make transfers on your behalf.



A transfer request will be effective as of the Business Day our Administrative Office receives it. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call. Transfer requests received after 4:00 p.m.

Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.



WITHDRAWALS



You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Accounts in the same proportion as you contributed it to them. For example, if your contributions are divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently.



When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any Market Value Adjustments. The total amount that you receive will be the total amount that you requested. Most of the withdrawals you make before you are 59-1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See Part 7, "Tax Aspects of the Contracts." Residents of Pennsylvania and South Carolina are required to keep a $3,000 minimum account balance after any withdrawals.



ASSIGNMENTS



If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and our Administrative Office has received it.



DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS



We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day on which we receive proof of death. Similarly, if the Contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day on which we receive proof of death.



For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the death benefit is the higher of:



     a) the contract account value at the end of the business day on which we receive proof of death; or



     b)   the total of all contributions;



each reduced on a pro rata basis for prior withdrawals (after being adjusted for any applicable market value adjustments and/or charges). We'll determine the amount of the reduction by dividing the amount of the withdrawal by the annuity account value on the transaction date and multiplying this percentage by the then current guaranteed minimum death benefit.



Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.



The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.



The death benefit described above becomes retroactive to all contracts issued on or after January 1, 1997.



ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday or earlier, if required by law. Contract terms that apply to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.



Annuity benefits may be a lump sum payment or paid out over time as an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied instead if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment.



ANNUITIES



Annuity benefits can provide for fixed or variable payments, which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Separate Account Divisions. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.



If you haven't already selected a form of annuity, within six months prior to your Retirement Date, we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that we're to provide the normal form of annuity, as defined below. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks. However, your Retirement Date can't be extended beyond your 98th birthday or earlier, if required by law. You'll receive a lump sum benefit if you don't make an election by then.



We currently offer the following types of annuities:



The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.



A PERIOD CERTAIN ANNUITY provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.



A PERIOD CERTAIN LIFE ANNUITY provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You can't change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee. That payee can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.



A LIFE INCOME ANNUITY provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity can't be changed or redeemed for a lump sum payment by the Annuitant or any payee.



ANNUITY PAYMENTS



Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our annuity rates then in effect would yield a larger payment, those rates will apply instead of the tables.



Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected can't be changed after annuity payments begin. The Statement of

Additional Information (SAI) has more information about the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period that includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."



If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.



TIMING OF PAYMENT



We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after we receive the required form at our Administrative Office. We can defer our action, however, for any period during which



1.   the New York Stock Exchange has been closed or trading on it is restricted;



2. an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or



3. the SEC, by order, permits Integrity to defer action in order to protect persons with interests in the Separate Account. Integrity can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.



HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS



When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your request or instruction unless it is in proper and complete form. Whenever possible, use one of our printed forms, which you can get from our Administrative Office.



PART 6 - VOTING RIGHTS

PORTFOLIO VOTING RIGHTS



Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Portfolios' Boards of Directors, to ratify the selection of independent auditors for the Portfolios, and on any other matters described in the Portfolios' current prospectus or requiring a vote by shareholders under the 1940 Act.



Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.



If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we aren't responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict Owner voting, we may do so.



HOW WE DETERMINE YOUR VOTING SHARES



You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Portfolios' Boards for the shareholders' meeting. We count fractional shares. The record date for this purpose can't be more than 60 days before the meeting of the shareholders. After annuity payments have begun, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.



HOW PORTFOLIO SHARES ARE VOTED



All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by Integrity from its Owners.



SEPARATE ACCOUNT VOTING RIGHTS



Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.



PART 7 - TAX ASPECTS OF THE CONTRACTS



INTRODUCTION



The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.



The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, any one considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.



YOUR CONTRACT IS AN ANNUITY



Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may buy the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may buy the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded in taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under the federal tax law.



TAXATION OF ANNUITIES GENERALLY



Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive those amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.



You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are first treated as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn't taxable. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, minus any amounts previously withdrawn that were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.



If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This non-taxable portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion Ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. That means that part of your payment is tax-free and part is taxable. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.



We may be required to withhold federal income taxes on all distributions unless the eligible recipient elects not to have any amounts withheld and properly notifies us of that election.



The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:



     (1)  on or after the date on which the taxpayer attains age 59-1/2;

     (2)  as a result of the death of the Owner;

     (3) part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary; attributable to the taxpayer becoming disabled within the meaning of Code Section 72(m)(7);

     (4) from certain qualified plans (note, however, other penalties may apply);

     (5) under a qualified funding asset (as defined in Section 130(d) of the Code);

     (6) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

     (7)  under an immediate annuity as defined in Code Section 72(u)(4);

     (8)  purchase of a first home (distribution up to $10,000);

     (9)  for certain higher education expenses; or

     (10) to cover certain deductible medical expenses.



Please note that items (9), (10) and (11) apply to IRAs only).



Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part 5.

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.



DISTRIBUTION-AT-DEATH RULES



Under section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the Owner died; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the Owner's death. If the beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.



DIVERSIFICATION STANDARDS



Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.




TAX-FAVORED RETIREMENT PROGRAMS



An Owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.



FEDERAL AND STATE INCOME TAX WITHHOLDING



Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.



IMPACT OF TAXES TO INTEGRITY



The contracts provide that Integrity may charge the Separate Account for taxes. Integrity can also set up reserves for taxes.



TRANSFERS AMONG INVESTMENT OPTIONS



There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION



SYSTEMATIC WITHDRAWALS



We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina are required to keep a $3,000 minimum account balance. You may also specify an account for direct deposit of your systematic withdrawals. To enroll in our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your Account to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.



Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't make a Market Value Adjustment. AMOUNTS WITHDRAWN FROM YOUR GRO ACCOUNT UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO AN ADMINISTRATIVE EXPENSE CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contracts."



INCOME PLUS WITHDRAWAL PROGRAM



We offer the Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59-1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Part 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:



-    the date your reach age 59-1/2; or

-    five years from the date of the first distribution.



If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have otherwise been due on all prior distributions before you reached age 59-1/2 made under the Income Plus Program plus interest.



You can choose the Income Plus Withdrawal Program any time before you reach age 59-1/2. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.



To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive the form. You may terminate your participation in the program upon seven Business Days prior written notice, and we may terminate or change the Income Plus Program at any time. If on any withdrawal date you do not have enough money in your Accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Asset Allocation and Rebalancing Program.



AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING



We offer a dollar cost averaging program under which we transfer contributions that you have made to the VIP Money Market Option on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program and these transfers won't count towards your twelve free transfers.



To enroll in our dollar cost averaging program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the dollar cost averaging program at any time. If you do not have enough money in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.



SYSTEMATIC TRANSFER PROGRAM



We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis to one or more other Investment Options that you select. We'll transfer your STO contributions in equal installments of not less than $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will be ended. Any money remaining in the STO at the end of the one year period during which transfers are required to be made will be transferred on a pro-rata basis at the end of that year to the Options you have chosen for this program. We won't charge a transfer charge for transfers under our systematic transfer program, and these transfers will not count towards your twelve free transfers.



To enroll in our systematic transfer program, send the appropriate form to our Administrative Office. We can terminate the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.



CUSTOMIZED ASSET REBALANCING



We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among those Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.



Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.



To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.



CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM



We offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.



You may select one of five proposed Asset Allocation Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contribution you are making will initially be allocated among the Options currently established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.

When you select this program, your account values will be allocated and your variable portfolios will be rebalanced automatically at least annually. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. We won't charge a transfer charge for transfers made under the Asset Allocation and Rebalancing Program. These transfers won't count toward your twelve free transfers.



In each Asset Allocation Rebalancing Model, a part of each contribution is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. If you withdraw or transfer your GRO funds, they may be subject to a Market Value Adjustment that may increase or decrease your account value.



To enroll in the Asset Allocation and Rebalancing Program, complete the appropriate form and send it to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five models, you request a transaction that results in a reallocation outside one of the Models, your participation in the Model program automatically ends. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program. We can terminate or change this program in whole or in part, or restrict contributions to the program. This program may not be available in all states.



You may terminate participation in this program upon one day's prior written notice.



PERFORMANCE INFORMATION



Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. This performance data is based only the performance of a hypothetical investment in that Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame. It shouldn't be considered as a representation of performance to be achieved in the future.



TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply.



CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually seven years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would have produced the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.



Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses.



The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in that Option over a specified 30-day period.



For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the Statement of Additional Information.

PART 9 - PRIOR CONTRACTS



INVESTMENT OPTIONS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 1999



For contracts issued prior to May 1, 1999, the VIP III Mid Cap Portfolio is not available as a Variable Account Option.



SEPARATE ACCOUNT ANNUAL EXPENSES



For contracts issued prior to May 1, 1999, the Mortality and Expense Risk Fees are 1.20%, Administrative Expenses are .15% and Total Separate Account Annual Expenses are 1.35%.



FUND ANNUAL EXPENSES



For contracts issued prior to May 1, 1999, the 0.10% charge imposed by certain of the Portfolios pursuant to a Rule 12b-1 Plan doesn't apply. (This charge is reflected in the "Other Expenses" column of the underlying mutual funds in the Table of Annual Fees and Expenses).

APPENDIX A



FINANCIAL INFORMATION



For contracts issued before May 1, 1999, the table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.




                        UNIT VALUES AND UNITS OUTSTANDING



                              MONEY            High           Equity-                                        Investment
                              Market          Income          Income          Growth          Overseas       Grade Bond
                             Division        Division        Division         Division        Division        Division
     Date of Inception*     $     10.00     $     10.00     $     10.00     $     10.00     $     10.00     $     10.00

      December 31, 1987     $     10.18            --       $      7.74     $      7.51     $      8.13     $     10.21

        Number of Units           1,952            --            25,560              50           7,250          26,988

      December 31, 1988     $     10.75            --       $      8.49     $      7.48     $      8.93     $     10.69

        Number of Units           2,062            --             8,962           2,043           2,019          45,789

      December 31, 1989     $     11.57            --       $     10.41     $     10.45     $     11.02     $     12.20

        Number of Units          43,299            --             8,517           2,284           1,937           4,372

      December 31, 1990     $     12.34            --       $      9.04     $     11.04     $     10.16     $     12.82

        Number of Units           2,427            --            29,446           2,060           1,779           3,350

      December 31, 1991     $     12.90            --       $     12.92     $     17.96     $     12.44     $     14.38

        Number of Units           1,422            --             7,198           1,777             945           1,160

      December 31, 1992     $     13.22            --       $     14.90     $     19.36     $     10.95     $     15.13

        Number of Units          68,139            --           124,911         129,511          35,346          80,734

      December 31, 1993     $     13.46     $     11.45     $     17.38     $     22.80     $     14.83     $     16.57

        Number of Units         346,644         615,289         748,436         444,077         480,406         330,360

      December 31, 1994     $     13.84     $     11.12     $     18.35     $     22.49     $     14.88     $     15.73

        Number of Units       1,363,372         989,407       1,206,683         988,674       1,272,218         454,358

      December 31, 1995     $     14.46     $     13.23     $     24.46     $     30.03     $     16.10     $     18.20

        Number of Units       1,823,146       2,238,450       2,264,897       1,665,857       1,308,440         627,020

      December 31, 1996     $     15.03     $     14.88     $     27.57     $     33.98     $     17.98     $     18.53

        Number of Units       1,839,938       2,871,483       2,977,144       2,311,771       1,792,964         807,207

      December 31, 1997     $     15.64     $     17.27     $     34.85     $     41.39     $     19.79     $     19.93

        Number of Units       2,298,303       3,057,834       3,512,365       2,026,809       2,066,717         834,294

      December 31, 1998     $     16.28     $     16.30     $     38.37     $     56.96     $     22.01     $     21.40

        Number of Units       3,190,762       3,293,280       3,398,759       1,942,238       1,813,403       1,235,812



*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively. The inception date for the VIP III Mid Cap Option was May 1, 1999.

                        UNIT VALUES AND UNITS OUTSTANDING



                                                                         Asset
                              Asset          Index         Contra-      Manager                      Growth        Growth
                             Manager          500           Fund         Growth        Balanced       Income    Opportunities
                             Division       Division      Division      Division       Division      Division     Division
     Date of Inception*     $    10.00     $    10.00    $    10.00    $    10.00    $    10.00    $    10.00    $    10.00

      December 31, 1987     $     8.00            --           --            --            --           --            --

        Number of Units         29,166            --           --            --            --           --            --

      December 31, 1988     $     8.98            --           --            --            --           --            --

        Number of Units         11,300            --           --            --            --           --            --

      December 31, 1989     $    11.16            --           --            --            --           --            --

        Number of Units         10,635            --           --            --            --           --            --

      December 31, 1990     $    11.02            --           --            --            --           --            --

        Number of Units         12,194            --           --            --            --           --            --

      December 31, 1991     $    13.60            --           --            --            --           --            --

        Number of Units          5,272            --           --            --            --           --            --

      December 31, 1992     $    15.01            --           --            --            --           --            --

        Number of Units        309,292            --           --            --            --           --            --

      December 31, 1993     $    17.92     $    10.52          --            --            --           --            --

        Number of Units      1,748,246         98,288          --            --            --           --            --

      December 31, 1994     $    16.60     $    10.49          --            --            --           --            --

        Number of Units      3,509,145        218,119          --            --            --           --            --

      December 31, 1995     $    19.15     $    14.20    $    13.50    $    12.03          --           --            --

        Number of Units      2,973,440        474,834     1,068,907       175,138          --           --            --

      December 31, 1996     $    21.65     $    17.20    $    16.15    $    14.23          --           --            --

        Number of Units      2,708,795      1,207,882     2,382,588       479,960          --           --            --

      December 31, 1997     $    25.77     $    22.51    $    19.78    $    17.56    $    11.33    $    12.11    $    11.90

        Number of Units      2,687,060      2,028,663     2,782,642       695,464       124,495       412,889       458,320

      December 31, 1998     $    29.25     $    28.50    $    25.36    $    20.37    $    13.15    $    15.48    $   14.62

        Number of Units      2,454,761      2,724,340     3,185,222       745,989       300,468     1,438,416     1,094,151



*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP III Mid Cap Option was May 1, 1999. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.



For contracts issued on or after May 1, 1999, condensed financial information isn't provided for any of the Variable Account Options because as of the date of this prospectus the Options hadn't started operations. The unit value for each Investment Option at inception will be $10.00. The inception date for the Variable Account Options is May 1, 1999.

APPENDIX B



ILLUSTRATION OF A MARKET VALUE ADJUSTMENT




          Contribution:                       $50,000.00

          GRO Account duration:               7 Years

          Guaranteed Interest Rate:           5% Annual Effective Rate



The following examples illustrate how the Market Value Adjustment may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers.



The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.



The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.
Three years after the initial contribution, there would have been four years remaining in your GRO Account.



EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:



A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

            -0.0551589 = [(1 + .05)(48/12) / (1 + .0625 + .0025)(48/12)] - 1



The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

            -$3,192.67 = -0.0551589 X $57,881.25



Thus, the amount payable on a full withdrawal (the Market Adjusted Value) would be:

            $54,688.58 = $57,881.25 - $3,192.67



If instead of a full withdrawal, $20,000 were requested, we would first determine the free withdrawal amount:

            $5,788.13 = $57,881.25 X .10



The non-free amount would be:

            $14,211.87 = $20,000.00 - $5,788.13




The Market Value Adjustment, which is only applicable to the non-free amount, would be

            - $783.91 = -0.0551589 X $14,211.87



Thus, the total amount needed to provide $20,000 after the Market Value Adjustment would be:

            $20,783.91 = $20,000.00 + $783.91



The ending Account Value would be:

            $37,097.34 = $57,881.25 - $20,783.91





EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:



An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

            .0290890 = [(1 + .05)(48/12) / (1 + .04 + .0025)(48/12)] - 1



The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

            $1,683.71 = .0290890 X $57,881.25



The Market Adjusted Value would be:

            $59,564.96 = $57,881.25 + $1,683.71



Thus, the amount payable on a full withdrawal would be:

            $59,564.96 = $57,881.25 + $1,683.71



If instead of a full withdrawal, $20,000 were requested, the free withdrawal amount and non-free amount would first be determined as above:

            Free Amount = $ 5,788.13

            Non-Free Amount = $14,211.87



The Market Value Adjustment would be:

            $413.41 = .0290890 X $14,211.87



Thus, the total amount needed to provide $20,000 after the Market Value Adjustment would be:

            $19,586.59 = $20,000.00 - $413.41



The ending Account Value would be:

            $38,294.66 = $57,881.25 - $19,586.59



Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

APPENDIX C



SAI TABLE OF CONTENTS



Part 1 - Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Annuity Unit Values
Part 5 - Tax-Favored Retirement Programs...............................
           Traditional Individual Retirement Annuities.................
           Roth Individual Retirement Annuities........................
           SIMPLE Individual Retirement Annuities......................
           Simplified Employee Pensions................................
           Corporate and Self-Employed (H.R. 10 and Keogh) Pension
             and Profit Sharing Plans..................................
           Deferred Compensation Plans of State and Local Governments
             and Tax-Exempt Organizations..............................
         Distributions Under Tax-Favored Retirement Programs...........
Part 6 - Financial Statements



If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:



Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY 40201-0074
ATTN: Request for SAI of Separate Account I (IQ)



Name:
     -----------------------------
Address:
        --------------------------
City:                                 State:          Zip:
     -----------------------------          ---           ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999

                                       FOR

                               IQ THE SMARTANNUITY

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                      FUNDED THROUGH ITS SEPARATE ACCOUNT I




                                TABLE OF CONTENTS



                                                                           Page
Part 1 - Integrity and Custodian.......................................
Part 2 - Distribution of the Contracts.................................
Part 3 - Performance Information.......................................
Part 4 - Determination of Annuity Unit Values..........................
Part 5 - Tax Favored Retirement Programs...............................
     Traditional Individual Retirement Annuities.......................
     Roth Individual Retirement Annuities..............................
     SIMPLE Individual Retirement Annuities............................
     Tax Sheltered Annuities...........................................
     Simplified Employee Pensions......................................
     Corporate and Self-Employed (H.R.10 and Keogh) Pension
      and Profit Sharing Plans ........................................
     Deferred Compensation Plans of State and Local Governments
      and Tax-Exempt Organizations ....................................
     Distributions Under Tax Favored Retirement Programs...............
Part 6 - Financial Statements..........................................



This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.



A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN



Integrity Life Insurance Company is an Ohio stock life insurance company that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation that's a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency



ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.



Since 1994, ARM has provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1997 were $19,307,552 and in 1998 were $27,158,002 including services applicable to the Registrant.



Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.



Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A"
(Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.



Under prior management, Integrity was subject to a consent order in the State of Florida that precluded it from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity was able to comply with the investment limitations of the State of Florida. On November 4, 1994, the Florida Department of Insurance granted the request for full relief from the consent order.



PART 2 - DISTRIBUTION OF THE CONTRACTS



ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.



Depending upon the distribution channel, we generally pay a maximum distribution allowance of 6% of initial and additional contributions, plus .30% trail commission paid on Account Value after the 2nd Contract Year or 2.25% of initial and additional contributions, plus 1% trail commission paid on Account Value after the 2nd Contract Year. . The amount of distribution allowances paid was $7,795,349 for the year ended December 31, 1998, $6,750,503 for the year ended December 31, 1997 and $7,813,058 for the year ended December 31, 1996. Distribution allowances weren't retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - PERFORMANCE INFORMATION



Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.



TOTAL RETURNS



Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if they would apply. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.



AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula:
P(1+T)(n) = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.






CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.



YIELDS



Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or any contingent withdrawal charge. Yields are annualized and stated as a percentage.



CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula: Effective Yield = {(Base Period Return) + 1)(365/7)} - 1

For the period ending: 12/31/98
RETURNS WITH SURRENDER CHARGES



                                                        SEC Standardized
                                 Variable           Average Annual Return (1)
                                 Account       ----------------------------------------
                                Inception
Variable Options                 Date (2)       1 Year        5 Year       10 Year     Life of Account
------------------------------------------------------------------------------------------------------
Asset Manager                     9/3/91        13.42%        10.22%         n/a           11.47%
Asset Manager: Growth             2/8/95        15.91%          n/a          n/a           19.98%
Balanced                          2/19/97       15.98%          n/a          n/a           15.76%
Contrafund                        2/8/95        28.15%          n/a          n/a           26.93%
Equity-Income                     9/3/91        10.05%        17.09%         n/a           16.61%
Growth                            9/3/91        37.54%        20.02%         n/a           18.77%
Growth & Income                   2/14/97       27.77%          n/a          n/a           26.17%
Growth Opportunities              2/19/97       22.86%          n/a          n/a           22.58%
High Income                       2/19/93       -5.69%         7.25%         n/a            8.62%
Index 500                         3/4/93         26.52        21.98%         n/a           19.62%
Investment Grade Bond             9/3/91         7.30%         5.18%         n/a            6.43%
Overseas                          9/3/91        11.16%         8.14%         n/a            8.50%
                                ---------------------------------------------------------------------




(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.

(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.

(3) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration.

(4) Italicized returns are calculated from the inception date through year-end.

(5) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

For the period ending: 12/31/98
RETURNS WITHOUT SURRENDER CHARGES (3)

                                                      All figures are unaudited.




                                      Cumulative Total Return                        Average Annual Return
                          Fund      -------------------------------------------------------------------------------------
                        Inception                                Life of                                          Life of
Variable Options         Date(5)     3 Year   5 Year    10 Year    Fund    1 Year    3 Year    5 Year   10 Year    Fund
-------------------------------------------------------------------------------------------------------------------------
Asset Manager            9/6/89      52.71%    63.23%     n/a     174.86%   13.50%    15.16%    8.84%     n/a     11.46%
Asset Manager: Growth    1/3/95      69.30      n/a       n/a     105.67     15.98    19.18     n/a       n/a      19.80
Balanced                 1/3/95      51.75      n/a       n/a      70.57     16.05    14.92     n/a       n/a      14.31
Contrafund               1/3/95      87.90      n/a       n/a     158.85     28.23    23.40     n/a       n/a      26.90
Equity-Income            10/9/86     56.88    120.84     272.76   339.63     10.12    16.20    17.17     14.06     12.87
Growth                   10/9/86     89.66    149.81     414.42   499.79     37.61    23.78    20.09     17.80     15.78
Growth & Income          12/31/96     n/a       n/a       n/a      64.07     27.84     n/a      n/a       n/a      28.11
Growth Opportunities     1/3/95      83.87      n/a       n/a     140.42     22.93    22.51     n/a       n/a      24.58
High Income              9/19/85     23.23     42.40     95.04     82.63     -5.62    7.21      7.33     6.91       4.64
Index 500                8/27/92    100.78    170.86      n/a     210.26     26.60    26.16    22.05      n/a      19.54
Investment Grade Bond    12/5/88     17.58     29.21      n/a      65.10      7.38    5.55      5.26      n/a       5.10
Overseas                 1/28/87     36.70     48.43     128.03   127.29     11.23    10.98     8.22     8.59       7.13
------------------------------------------------------------------------------------------------------------------------





                                    Calendar Year Return(4)
                        ------------------------------------------------
Variable Options            1993     1994     1995      1996     1997
------------------------------------------------------------------------
Asset Manager              19.50%   -7.42%    15.38%   13.04%    19.02%
Asset Manager: Growth       n/a      n/a       21.49    18.30     23.38
Balanced                    n/a      n/a       12.40     8.48     20.54
Contrafund                  n/a      n/a       37.76    19.66     22.47
Equity-Income              16.76     5.48      33.27    12.73     26.38
Growth                     17.51    -1.16      33.54    13.14     21.82
Growth & Income             n/a      n/a       n/a      n/a       28.34
Growth Opportunities        n/a      n/a       30.76    16.67     28.20
High Income                18.68    -2.80      18.98    12.48     16.08
Index 500                   8.77     -.79      35.34    21.15     30.91
Investment Grade Bond       9.56    -5.14      15.74     1.78      7.59
Overseas                   35.21     .48        8.20    11.67     10.05
------------------------------------------------------------------------



PERFORMANCE COMPARISONS



Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.



Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.



The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:



The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.



The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.



The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.



The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.



The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.



The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly. The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.



The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.



The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/ CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.



The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.



The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.



The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.



The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.



The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.



The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.



The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.



The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.



The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.



The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.



The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.



Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index;
35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index. The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.



The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.



The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.



The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.



STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.



Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.



Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.



The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.



The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.



INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS



Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.



 PART 4 - DETERMINATION OF ANNUITY UNIT VALUES



The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:



* .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

* .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.



Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.



All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.



The amounts of variable annuity payments are determined as follows:



Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same and will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.



The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day is considered a valuation period. Days that aren't considered business days are added to the next business day and constitute one valuation period. For example, Saturday, Sunday and Monday are considered to be one valuation period.



ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).



If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.



For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments begin. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and get the cash value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.



PART 5 - TAX FAVORED RETIREMENT PROGRAMS



The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.



TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES



Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.



ROTH INDIVIDUAL RETIREMENT ANNUITIES



Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.



SIMPLE INDIVIDUAL RETIREMENT ANNUITIES



Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.



TAX SHELTERED ANNUITIES



Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.



SIMPLIFIED EMPLOYEE PENSIONS



Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.



CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS



Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.



DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS



Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.



The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.



Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.



We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.



The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.



PART 6 - FINANCIAL STATEMENTS



Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.



The financial statements of the Separate Account as of December 31, 1998, and for the periods indicated in the financial statements and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1998 and 1997 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.



The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                                     PART C

                                OTHER INFORMATION


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(a)         FINANCIAL STATEMENTS INCLUDED IN PART A:

            Part 1 - Financial Information*

            FINANCIAL STATEMENTS INCLUDED IN PART B:

            SEPARATE ACCOUNT I:

            Report of Independent Auditors*
            Statement of Assets and Liabilities as of December 31, 1998* Statement of Income for the Year Ended December 31, 1998*
            Statements of Changes in Net Assets for the Years Ended December 31, 1998 and 1997* Notes to Financial Statements*

            INTEGRITY LIFE INSURANCE COMPANY:

            Report of Independent Auditors*
            Balance Sheets (Statutory Basis) as of December 31, 1998 and 1997* Statements of Income (Statutory Basis) for the Years Ended
                        December 31, 1998 and 1997*
            Statements  of Changes in Capital and Surplus (Statutory Basis) for
                        the Years Ended December 31, 1998 and 1997*
            Statements of Cash Flows (Statutory Basis) for the Years Ended
                        December 31, 1998 and 1997*
            Notes to Financial Statements (Statutory Basis)*

            *To be filed by amendment

(b)         EXHIBITS:

            The following exhibits are filed herewith:

            1. Resolutions of the Board of Directors of Integrity Life Insurance Company (INTEGRITY) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-8903), filed on September 19, 1986.

            2.          Not applicable.

            3.(a) Form of Selling/General Agent Agreement between Integrity and broker dealers. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

            3.(b) Form of Variable Contract Principal Underwriter Agreement with ARM Securities Corporation. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            4.(a) Form of trust agreement. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-51268), filed on August 24, 1992.

            4.(b) Form of group variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on November 9, 1992.

            4.(c) Form of variable annuity certificate. Incorporated by reference from Registrant's Form S-1 registration statement (File No. 33-51270), filed on August 24, 1992.

            4.(d) Forms of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on November 9, 1992.

            4.(e) Form of individual variable annuity contract. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form S-1 registration statement (File No. 33-51270), filed on November 10, 1992.

            4.(f) Form of rider for use in certain states eliminating the Guarantee Period Options. Incorporated by reference to Registrant's Form N-4 registration statement filed on December 31, 1992.

            4.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            5. Form of application. Incorporated by reference to Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

            6.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-56654), filed on April 28, 1995.

            6.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-56654), filed on April 28, 1995.

            7. Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            8.(a) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation ("FDC") and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

            8.(b) Participation Agreement Among Variable Insurance Products Fund II, FDC and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

            8.(c) Amendment No. 1 to Participation Agreements Among Variable Insurance Products Fund, Variable Insurance Products Fund II, FDC, and Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            8.(d) Participation Agreement Among Variable Insurance Products Fund III, FDC and Integrity, dated February 1, 1997. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1997.

            9. Opinion and Consent of Kevin L. Howard. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1997.

            10. Consents of Ernst & Young LLP. (To be filed by amendment.)

            11.         Not applicable.

            12.         Not applicable.

            13.         Schedule for computation of performance quotations.
                        Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

            14.         Not applicable.


ITEM 25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR

           Set forth below is information regarding the directors and principal officers of Integrity, the Depositor:

DIRECTORS:



NAME AND PRINCIPAL BUSINESS ADDRESS                     POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------                     -----------------------------------
Mark A. Adkins                                          Director and Operations Control Officer
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

John R. Lindholm                                        Director and President
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202

William H. Guth                                         Director and Product Administration Officer
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202

Susan M. McEntire                                       Director
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

John R. McGeeney                                        Director, Executive Vice President
Integrity Life Insurance Company                        and General Counsel
515 West Market Street
Louisville, KY  40202

Martin H. Ruby                                          Director, Chairman of the Board and Chief
Integrity Life Insurance Compan y                       Executive Officer
515 West Market Street
Louisville, KY  40202


SELECTED OFFICERS:      (The business address for each of the principal officers
                        listed below is 515 West Market Street, Louisville,
                        Kentucky 40202.)

NAME AND PRINCIPAL BUSINESS ADDRESS                       POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------                       -----------------------------------
Dennis L. Carr                                            Executive Vice President and Chief Actuary

David E. Ferguson                                         Executive Vice President and Chief Technology
                                                          Officer

Edward L. Zeman                                           Executive Vice President and Chief Financial
                                                          Officer

Michael A. Cochran                                        Tax Officer

Peter S. Resnik                                           Treasurer

Barry G. Ward                                             Controller


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INTEGRITY OR REGISTRANT

            Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.

ARM Financial Group, Inc. is 100% publicly owned, trading on the New York Stock Exchange as "ARM."


ITEM 27.     NUMBER OF CONTRACT OWNERS


            As of January 31, 1998 there were 10,186 contract owners of Separate Account I of Integrity.


ITEM 28.    INDEMNIFICATION

BY-LAWS OF INTEGRITY.  Integrity's By-Laws provide, in Article V, as follows:

            Section 5.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

            (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, r proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees ,judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

            (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

          (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

          (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

(c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

(d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

         (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

         (2) If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

         (3) By the Shareholders; or

         (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

         Any determination made by the disinterested Directors under Article
(d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(e)(1) Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

               (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

               (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

(2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the

         Corporation.

         (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

BY-LAWS OF ARM SECURITIES. ARM Securities' By-Laws provide, in Sections 4.01 and 4.02, as follows:

         SECTION 4.01 INDEMNIFICATION. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

         SECTION 4.02 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

INSURANCE. The directors and officers of Integrity and ARM Securities are insured under a policy issued by National Union. The total annual limit on such policy is $10 million, and the policy insures the officers and directors against certain liabilities arising out of their conduct in such capacities.

AGREEMENTS. Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Sections 5.2, 5.3 and 5.5 of the Selling/General Agent Agreement and Section 9 of the Form of Variable Contract Principal Underwriter Agreement incorporated as Exhibit 3 to this Registration Statement. Those sections are incorporated by reference into this response. In addition, Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreements incorporated as Exhibits 8(a), 8(b) and 8(c) to this Registration Statement. That article is incorporated by reference into this response. Certain officers and directors of Integrity are officers and directors of ARM Securities (see Item 25 and Item 29 of this Part C).

UNDERTAKING. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.   PRINCIPAL UNDERWRITERS

         (a) ARM Securities is the principal underwriter for Separate Account I. ARM Securities also serves as an underwriter for Separate Account II of Integrity, Separate Accounts I and II of National Integrity Life Insurance Company, and The Legends Fund, Inc. Integrity is the Depositor of Separate Accounts I, II, Ten and VUL.

         (b) The names and business addresses of the officers and directors of, and their positions with, ARM Securities are as follows:


NAME AND PRINCIPAL BUSINESS ADDRESS        POSITION AND OFFICES WITH ARM SECURITIES
-----------------------------------        ----------------------------------------
Edward J. Haines                                     Director and President
515 West Market Street
Louisville, Kentucky  40202

John R. McGeeney                                     Director, Secretary, General Counsel and
Compliance                                           Officer
515 West Market Street
Louisville, Kentucky  40202

Peter S. Resnik                                      Treasurer
515 West Market Street
Louisville, Kentucky  40202

Dale C. Bauman                                       Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Robert Bryant                                        Vice President
1550 East Shaw #120
Fresno, CA  93710

Ronald Geiger                                        Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Barry G. Ward                                        Controller
515 West Market Street
Louisville, Kentucky  40202

Michael A. Cochran                                   Tax Officer
515 West Market Street
Louisville, Kentucky  40202

William H. Guth                                      Operations Officer
515 West Market Street
Louisville, Kentucky  40202


David L. Anders                                      Marketing Officer
515 West Market Street
Louisville, Kentucky  40202



 (c)        Not applicable.


ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.

ITEM 31.    MANAGEMENT SERVICES

The contract under which management-related services are provided to Integrity is discussed under Part 1 of Part B.

ITEM 32.    UNDERTAKINGS

 The Registrant hereby undertakes:

 (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

 (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

 (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                   SIGNATURES


 As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 1st day of March, 1999.


                                SEPARATE ACCOUNT I OF
                          INTEGRITY LIFE INSURANCE COMPANY
                                    (Registrant)

                        By:  Integrity Life Insurance Company
                                     (Depositor)



                        By:      /S/ JOHN R. LINDHLOM
                          ----------------------------------
                                 John R. Lindholm
                                      President


                          INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)



                       By:        /S/ JOHN R. LINDHOLM
                          ----------------------------------
                                  John R. Lindholm
                                      President

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 1st day of March, 1999.


                        INTEGRITY LIFE INSURANCE COMPANY
                                   (Depositor)


                     By:       /S/ JOHN R. LINDHOLM
                        -------------------------------------
                                   John R. Lindholm
                                        President

As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



PRINCIPAL EXECUTIVE OFFICER:          /S/ JOHN R. LINDHOLM
                                 ------------------------------------------
                                 John R. Lindholm, President
                                 Date: 03/01/99


PRINCIPAL FINANCIAL OFFICER:             /S/ EDWARD L. ZEMAN
                                 ------------------------------------------
                                 Edward L. Zeman, Executive Vice President-
                                    Chief Financial Officer
                                 Date: 03/01/99



PRINCIPAL ACCOUNTING OFFICER:            /S/ BARRY G. WARD
                                 ------------------------------------------
                                 Barry G. Ward, Controller
                                 Date: 03/01/99



DIRECTORS:

/S/ MARK A. ADKINS                                 /S/    SUSAN M. MCENTIRE
-----------------------------                      -----------------------------
Mark A. Adkins                                     Susan M. McEntire
Date:  03/01/99                                    Date:  03/01/99



/S/ MARTIN H. RUBY
-----------------------------
Martin H. Ruby
Date:  03/01/99



 /S/ JOHN R. LINDHOLM                              /S/       JOHN R. MCGEENEY
-----------------------------                      -----------------------------
John R. Lindholm                                   John R. McGeeney
Date:  03/01/99                                    Date:  03/01/99



/S/ WILLIAM H. GUTH
-----------------------------
William H. Guth
Date:  03/01/99